SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]
                                                                        [ ]
                       Post-Effective Amendment No. 6                   [X]
                            (File No. 333-44644)

                                     and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                              Amendment No. 21                          [X]
                            (File No. 811-05213)
                        (Check appropriate box or boxes.)

                            Exact Name of Registrant:
                         IDS Life of New York Account 8

                               Name of Depositor:
                     IDS LIFE INSURANCE COMPANY OF NEW YORK

          Address of Depositor's Principal Executive Offices, Zip Code
               Depositor's Telephone Number, including Area Code:

                           20 Madison Avenue Extension
                                Albany, NY 12203
                                 (800) 541-2251

                     Name and Address of Agent for Service:

                            Mary Ellyn Minenko, Esq.
                           50607 AXP Financial Center
                              Minneapolis, MN 55474

Approximate Date of Proposed Public Offering _____N/A__________________

It is proposed that this filing will become effective (check appropriate box)

     [ ]   immediately upon filing pursuant to paragraph (b)
     [ ]   on (date) pursuant to paragraph (b)
     [ ]   60 days after filing pursuant to paragraph (a)(1)
     [X]   on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus


May 1, 2003

IDS Life of New York


Variable Universal Life IV
Variable Universal Life IV - Estate Series

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES


Issued by:        IDS Life Insurance Company of New York (IDS Life of New York)
                  20 Madison Avenue Extension
                  Albany, NY 12203
                  Phone: (800) 541-2251
                  Web site address: americanexpress.com

                  IDS Life of New York Account 8

This prospectus contains information that you should know before investing in IDS Life of New York Variable Universal Life IV (VUL IV - NY) or IDS Life of New York Variable Universal Life IV - Estate Series (VUL IV ES - NY). VUL IV ES - NY is a life insurance policy with an initial specified amount of $1,000,000 or more. All other policies are VUL IV - NY policies. The information in this prospectus applies to both VUL IV ES - NY and VUL IV - NY unless stated otherwise.


The purpose of each policy is to provide life insurance protection on the life of the insured and to potentially build policy value. Each policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:

o    A fixed account to which we credit interest.

o    Subaccounts that invest in underlying funds.

Prospectuses are available for the funds that are investment options under these policies. Please read all prospectuses carefully and keep them for future reference.

Please note that your investments in a policy and its underlying funds:

o    Are NOT deposits or obligations of a bank or financial institution;

o Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

o Are subject to risks including loss of the amount you invested and the policy ending without value.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits and Risks
         Policy Benefits
         Policy Risks
         Fund Risks

Fee Tables
         Transaction Fees
         Charges Other Than Fund Operating Expenses
         Annual Operating Expenses of the Funds

Loads, Fees and Charges
         Premium Expense Charge
         Monthly Deduction
         Surrender Charge
         Partial Surrender Charge
         Mortality and Expense Risk Charge
         Transfer Charge
         Annual Operating Expenses of the Funds
         Effect of Loads, Fees and Charges
         Other Information on Charges


IDS Life of New York


The Variable Account

The Funds
         Relationship Between Funds and Subaccounts
         Substitution of Investments
         Voting Rights

The Fixed Account

Purchasing Your Policy
         Application
          Premiums

Policy Value
         Fixed Account
         Subaccounts


Keeping The Policy in Force
         Minimum Initial Premium Period
         No Lapse Guarantee
         Grace Period
         Reinstatement
         Exchange Right
         Paid Up Option


Proceeds Payable Upon Death
         Change in Death Benefit Option
         Changes in Specified Amount
         Misstatement of Age or Sex
         Suicide
         Beneficiary

Transfers Between the Fixed Account and Subaccounts
         Restrictions on Transfers
         Fixed Account Transfer Policies
         Minimum Transfer Amounts
         Maximum Transfer Amounts
         Maximum Number of Transfers Per Year
         Automated Transfers
         Automated Dollar-Cost Averaging
         Asset Rebalancing

Policy Loans
         Minimum Loan Amounts
         Maximum Loan Amounts
         Allocation of Loans to Accounts
         Repayments
         Overdue Interest
         Effect of Policy Loans

Policy Surrenders
         Total Surrenders
         Partial Surrenders

Two Ways to Request a Transfer, Loan or Surrender

Payment of Policy Proceeds
         Payment Options
         Deferral of Payments


Federal Taxes
         IDS Life of New York's Tax Status
         Taxation of Policy Proceeds
         Modified Endowment Contracts
         Other Tax Considerations


Legal Proceedings

Policy Illustrations
         Understanding the Illustrations

Key Terms

Financial Statements

Policy Benefits and Risks

This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.


POLICY BENEFITS
---------------------------- ---------------------------------- --------------------------------------------------------------
POLICY BENEFIT               WHAT IT MEANS                      HOW IT WORKS
---------------------------- ---------------------------------- --------------------------------------------------------------
Death Benefit                We will pay a benefit to the       The relationship between the policy value and the death
                             beneficiary of the policy when     benefit depends on which of two death benefit options you
                             the insured dies. Before the       choose:
                             insured's attained insurance age
                             100, your policy's death benefit   o  Option 1(level amount): The death benefit is the greater
                             can never be less than the            of the specified amount or a percentage of policy value.
                             specified amount unless you
                             change that amount or your         o  Option 2 (variable amount): The death benefit is the
                             policy has outstanding                greater of the specified amount plus the policy value, or
                             indebtedness.                         a percentage of policy value.

                                                                You may change the death benefit option or specified amount within certain limits, but doing so generally will affect
                                                                policy charges.

                                                                On or after the insured's attained insurance age 100, the
                                                                death benefit will be the greater of:

                                                                o  the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

                                                                o  the policy value at the insured's attained insurance age
                                                                   100 minus any indebtedness on the date of the insured's
                                                                   death.
---------------------------- ---------------------------------- --------------------------------------------------------------
Optional Insurance Benefits  You may add optional benefits to   Available riders you may add:
                             your policy at an additional
                             cost, in the form of riders (if    o    Accidental Death Benefit Rider (ADB):  ADB provides
                             you meet certain requirements).         an additional death benefit if the insured's death is
                             The amounts of these benefits do        caused by accidental injury.
                             not vary with investment
                             experience of the variable         o    Automatic Increase Benefit Rider (AIB):  AIB
                             account. Certain restrictions           provides an increase in the specified amount at a
                             apply and are clearly described         designated percentage on each policy anniversary until
                             in the applicable rider.                the earliest of the insured's attained insurance age 65
                                                                     or the occurrence of certain other events, as described
                                                                     in the rider.

                                                                o    Base Insured Rider (BIR):  BIR provides an
                                                                     additional level adjustable death benefit on the base
                                                                     insured.

                                                                o    Children's Insurance Rider (CIR):  CIR provides
                                                                     level term coverage on each eligible child.

                                                                o    Other Insured Rider (OIR):  OIR provides a level,
                                                                     adjustable death benefit on the life of each other
                                                                     insured covered.

                                                                o    Waiver of Monthly Deduction Rider (WMD):  Under
                                                                     WMD, we will waive the monthly deduction if the insured
                                                                     becomes totally disabled.
---------------------------- ---------------------------------- --------------------------------------------------------------

---------------------------- ---------------------------------- --------------------------------------------------------------
Minimum Initial Guarantee    Your policy will not lapse (end    Minimum Initial Guarantee Period:  A period of the first
Period and No-Lapse          without value) if the Minimum      five policy years during which you may choose to pay the
Guarantee (NLG)              Initial Guarantee Period or the    minimum initial premium as long as the policy value minus
                             NLG is in effect, even if the      indebtedness equals or exceeds the monthly deduction.
                             cash surrender value is less
                             than the amount needed to pay      No Lapse Guarantee:  Each policy has the following NLG
                             the monthly deduction.             option, which remains in effect if you meet certain premium requirements and indebtedness does not exceed the policy
                                                                value minus surrender charges:

                                                                o  No Lapse Guarantee To Age 100 (NLG-100) guarantees the
                                                                   policy will not lapse before the insured's attained
                                                                   insurance age 100.
---------------------------- ---------------------------------- --------------------------------------------------------------
Flexible Premiums            You choose when to pay premiums    When you apply for your policy, you state how much you
                             and how much premium to pay.       intend to pay and whether you will pay quarterly,
                                                                semiannually or annually. You may also make additional,
                                                                unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's
                                                                attained insurance age 100. We may refuse premiums in order to comply with the Code. Although you have flexibility in
                                                                paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether the NLG remains in effect.
---------------------------- ---------------------------------- --------------------------------------------------------------
Right to Examine Your        You may return your policy for     You may mail or deliver the policy to IDS Life of New York's
Policy ("Free Look")         any reason and receive a full      home office or to your financial advisor with a written
                             refund of all premiums paid.       request for cancellation by the 10th day after you receive
                                                                it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.
---------------------------- ---------------------------------- --------------------------------------------------------------
Exchange Right               For two years after the policy     Because the policy itself offers a fixed return option, all
                             is issued, you can exchange it     you need to do is transfer all of the policy value in the
                             for one that provides benefits     subaccounts to the fixed account. This exchange does not
                             that do not vary with the          require our underwriting approval. We do not issue a new
                             investment return of the           policy.
                             subaccounts.
                                                                Under our current administrative practice, your request to cancel the policy under the "Free Look" provision will be
                                                                honored if received at our home office within 30 days from the latest of the following dates:

                                                                        o    The date we mail the policy from our office

                                                                        o    The policy date (only if the policy is issued in
                                                                             force)

                                                                        o    The date your sales representative delivers the
                                                                             policy to you as evidenced by our policy delivery
                                                                             receipt, which you must sign and date.

                                                                We reserve the right to change or discontinue this
                                                                administrative practice at any time.
---------------------------- ---------------------------------- --------------------------------------------------------------
Investment Choices           You may direct your net premiums   o    Under the Variable Account your policy's value may
                             or transfer your policy's value         increase or decrease daily, depending on the investment
                             to:                                     return.  No minimum amount is guaranteed.

                             o    The Variable Account,         o    The Fixed Account earns interest rates that we
                                  consists of subaccounts,           adjust periodically. This rate will never be lower than
                                  each of which invests in a         4%.
                                  fund with a particular
                                  investment objective; or

                             o    The Fixed Account,
                                  which is our general
                                  investment account.
---------------------------- ---------------------------------- --------------------------------------------------------------
Surrenders                   You may cancel the policy while    The cash surrender value is the policy value minus
                             it is in force and receive its     indebtedness minus any applicable surrender charges. Partial
                             cash surrender value or take a     surrenders are available within certain limits for a fee.
                             partial surrender out of your
                             policy.

---------------------------- ---------------------------------- --------------------------------------------------------------
Loans                        You may borrow against your        Your policy secures the loan.
                             policy's cash surrender value.
---------------------------- ---------------------------------- --------------------------------------------------------------

---------------------------- ---------------------------------- --------------------------------------------------------------
Transfers                    You may transfer your policy's     You may, at no charge, transfer policy value from one
                             value.                             subaccount to another or between subaccounts and the fixed account. Certain restrictions may apply to transfers. You
                                                                can also arrange for automated transfers among the fixed
                                                                account and subaccounts.
---------------------------- ---------------------------------- --------------------------------------------------------------

POLICY RISKS
---------------------------- ---------------------------------- --------------------------------------------------------------
POLICY RISK                  WHAT IT MEANS                      WHAT CAN HAPPEN
---------------------------- ---------------------------------- --------------------------------------------------------------
Investment Risk              You direct your net premiums or    o    You can lose cash values due to adverse investment
                             transfer your policy's value to         experience. No minimum amount is guaranteed under the
                             a subaccount that drops in value.       subaccounts of the variable account.

                                                                o    Your death benefit under Option 2 may be lower due
                                                                     to adverse investment experience.

                                                                o    Your policy could lapse due to adverse investment
                                                                     experience if neither the Minimum Initial Premium
                                                                     Period nor the NLG is in effect and you do not pay
                                                                     premium needed to maintain coverage.
                             You transfer your policy's value
                             between subaccounts.               o    The value of the subaccount from which you
                                                                     transferred could increase while the value of the
                                                                     subaccount to which you transferred could decrease.
---------------------------- ---------------------------------- --------------------------------------------------------------
Risk of Limited Policy       The policy is not suitable as a    o    If you are unable to afford the premiums needed to
Values in Early Years        short-term investment.                  keep the policy in force for a long period of time,
                                                                     your policy could lapse with no value.

                                                                o    Surrender charges significantly reduce policy value
                                                                     during the first five policy years. Poor investment
                                                                     performance can also significantly reduce policy
                             Your policy has little or no            values. During early policy years the cash surrender
                             cash surrender value in the             value may be less than the premiums you pay for the
                             early policy years.                     policy.

                                                                o    You cannot take partial surrenders during the first
                                                                     policy year.
                             Your ability to take partial
                             surrenders is limited.

---------------------------- ---------------------------------- --------------------------------------------------------------
Lapse Risk                   You do not pay the premiums        o    We will not pay a death benefit if your policy
                             needed to maintain coverage.            lapses.

                                                                o    Surrender charges affect the surrender value, which
                             Your policy may lapse due to            is a measure we use to determine whether your contract
                             surrender charges.                      will enter a grace period (and possibly lapse).  A
                                                                     partial surrender will reduce the policy value, death
                                                                     benefit and may terminate the NLG.

                             You take a loan against your       o    Taking a loan increases the risk that your policy
                             policy.                                 will lapse, will have a permanent effect on the policy
                                                                     value, will reduce the death benefit and may terminate
                                                                     the NLG.

                                                                o    Your policy could lapse due to adverse investment
                             Your policy can lapse due to            experience if neither the Minimum Initial Premium
                             poor investment performance.            Period nor the NLG is in effect and you do not pay
                                                                     premium needed to maintain coverage.
---------------------------- ---------------------------------- --------------------------------------------------------------

---------------------------- ---------------------------------- --------------------------------------------------------------
Exchange / Replacement Risk  You drop another policy to buy     o    You may pay surrender charges on the policy you
                             this one.                               drop.

                                                                o    This policy has surrender charges, which may extend
                                                                     beyond those in the policy you drop.

                                                                o    You will be subject to new incontestability and
                                                                     suicide periods.

                                                                o    You may be in a higher insurance risk rating
                                                                     category now and you may pay higher premiums.

                             You use cash values or dividends   o    If you borrow from another policy to buy this one,
                             from another policy to buy this         the loan reduces the death benefit on the other
                             one.                                    policy.  If you fail to repay the loan and accrued
                                                                     interest, you could lose the other coverage and you may
                                                                     be subject to income tax if the policy ends with a loan
                                                                     against it.

                                                                o    The exchange may have adverse tax consequences.
---------------------------- ---------------------------------- --------------------------------------------------------------
Tax Risk                     Congress may change current tax    o    You could lose any or all of the specific federal
                             law at any time.                        income tax attributes and benefits of life insurance
                                                                     policies including tax-deferred accrual of cash values
                                                                     and income tax free death benefits.
                             The Internal Revenue Service
                             (IRS) may change how it
                             interprets tax law.
                                                                o    Increases in cash value are taxable as ordinary
                             The policy fails to qualify as          income.  Your beneficiary may have to pay income tax on
                             life insurance for federal              part of the death benefit.
                             income tax purposes.
                                                                o    Cash values taken from or assigned under a modified
                             Certain changes you make to the         endowment contract before the owner's age 59 1/2 will be
                             policy may cause it to become a         subject to a 10% penalty tax in most cases.
                             "modified endowment contract"
                             for federal income tax purposes.
                                                                o    You may be taxed on the income of each subaccount
                             The IRS determines that you, not        to the extent of your investment.
                             the Variable Account, are the
                             owner of the fund shares held by   o    The tax-deferred accrual of cash values provided by
                             our Variable Account.                   the policy is unnecessary because tax deferral is
                                                                     provided by the tax-deferred retirement plan.
                             You buy this policy to fund a
                             tax-deferred retirement plan.
---------------------------- ---------------------------------- --------------------------------------------------------------


Variable life insurance is complex. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may be authorized to offer you several different variable life insurance policies in addition to those described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. The investment managers and advisers cannot guarantee that the funds will meet their investment objectives.

Fee Tables


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer cash value between investment options.


TRANSACTION FEES
                                                       -------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
------------------------- ---------------------------- --------------------------------- ---------------------------------
CHARGE                    WHEN CHARGE IS DEDUCTED                VUL IV - NY                      VUL IV ES - NY
------------------------- ---------------------------- --------------------------------- ---------------------------------
Premium Expense Charge    When you pay premium.        3.5% of each premium payment.     3.5% of each premium payment.
------------------------- ---------------------------- --------------------------------- ---------------------------------
Surrender Charge*         When you surrender your      Rate per $1,000 of initial        Rate per $1,000 of initial
                          policy for its full cash     specified amount:                 specified amount:
                          surrender value, or the
                          policy lapses, during the    Minimum: $5.11 - Female,          Minimum: $5.11 - Female,
                          first ten years and for      Standard, Age 1                   Standard, Age 1
                          ten years after requesting
                          an increase in the           Maximum: $36.80 - Male, Smoker,   Maximum: $36.80 - Male, Smoker,
                          specified amount.            Age 85                            Age 85

                                                       Representative Insured: $10.42    Representative Insured: $10.42
                                                       - Male, Preferred Nonsmoker,      - Male, Preferred Nonsmoker,
                                                       Age 40                            Age 40
------------------------- ---------------------------- --------------------------------- ---------------------------------
                                                       The lesser of:                    The lesser of:
Partial Surrender Charge  When you surrender part of
                          the value of your policy.    o    $25; or                  o    $25; or

                                                       o    2% of the amount         o    2% of the amount
                                                               surrendered.                      surrendered.
------------------------- ---------------------------- --------------------------------- ---------------------------------
Transfer Charge           If we impose a limit of      Maximum: Up to $25 per transfer   Maximum: Up to $25 per transfer
                          five transfers per year by   in excess of five.                in excess of five.
                          mail or phone per policy
                          year.
                                                       Current: No charge.               Current: No charge.
------------------------- ---------------------------- --------------------------------- ---------------------------------
                                                       o    $15 - United States      o    $15 - United States
Fees for express mail     When we pay policy
and wire transfers of     proceeds by express mail     o    $30 - International      o    $30 - International
loan payments and         or wire transfer.
surrenders
------------------------- ---------------------------- --------------------------------- ---------------------------------

 * This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life of New York at the address or phone number shown on the first page of this prospectus.


The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES
                                                       -------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
------------------------- ---------------------------- --------------------------------- ---------------------------------
CHARGE                    WHEN CHARGE IS DEDUCTED                VUL IV - NY                      VUL IV ES - NY
------------------------- ---------------------------- --------------------------------- ---------------------------------
Cost of Insurance         Monthly.                     Monthly rate per $1,000 of net    Monthly rate per $1,000 of net
Charges*                                               amount at risk:                   amount at risk:

                                                       Minimum: $0.06 - Female,          Minimum: $0.06 - Female,
                                                       Standard, Age 10                  Standard, Age 10

                                                       Maximum: $83.33 - Male, Smoker,   Maximum: $83.33 - Male, Smoker,
                                                       Age 99                            Age 99

                                                       Representative Insured: $0.20 -   Representative Insured: $0.20-
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       40                                40
------------------------- ---------------------------- --------------------------------- ---------------------------------
Policy Fee                Monthly.                     Guaranteed: $7.50 per month.      Guaranteed: $7.50 per month.

                                                       Current:                          Current: $0 per month.

                                                       $7.50 per month for initial
                                                       specified amounts below
                                                       $250,000; and

                                                       $0 per month for initial
                                                       specified amounts of $250,000
                                                       and above.
------------------------- ---------------------------- --------------------------------- ---------------------------------
Mortality and Expense     Daily                        Guaranteed:  0.90% of the         Guaranteed: 0.90% of the
Risk Charge                                            average daily net asset value     average daily net asset value
                                                       of the subaccounts for all        of the subaccounts for all
                                                       policy years.                     policy years.

                                                       Current:                          Current:

                                                          o    0.90% for policy years       o    0.90% for policy years
                                                               1-10;                             1-10;

                                                          o    0.45% for policy years       o    0.30% for policy years
                                                               11-20; and                        11-20; and

                                                          o    0.30% for policy years       o    0.20% for policy years
                                                               21 and after.                     21 and after.
------------------------- ---------------------------- --------------------------------- ---------------------------------
Interest Rate on Loans    Charged daily and due at     Guaranteed: 6% per year.          Guaranteed: 6% per year.
                          the end of the policy year
                                                       Current:                          Current:

                                                          o    6% for policy years          o    6% for policy years
                                                               1-10;                             1-10;

                                                          o    4% for policy years 11+      o    4% for policy years 11+
------------------------- ---------------------------- --------------------------------- ---------------------------------

CHARGES FOR OPTIONAL INSURANCE BENEFITS
------------------------- ---------------------------- --------------------------------- ---------------------------------
Accidental Death          Monthly.                     Monthly rate per $1,000 of        Monthly rate per $1,000 of
Benefit Rider (ADB)*                                   accidental death benefit amount:  accidental death benefit amount:

                                                       Minimum: $0.04 - Female, Age 5    Minimum: $0.04 - Female, Age 5

                                                       Maximum: $0.16 - Male, Age 69     Maximum: $0.16 - Male, Age 69

                                                       Representative Insured: $0.08 -   Representative Insured: $0.08 -
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       40                                40
------------------------- ---------------------------- --------------------------------- ---------------------------------

------------------------- ---------------------------- --------------------------------- ---------------------------------
Automatic Increase        No charge.                   No charge for this rider,         No charge for this rider,
Benefit Rider (AIB)                                    however, the additional           however, the additional
                                                       insurance added by the rider is   insurance added by the rider is
                                                       subject to monthly cost of        subject to monthly cost of
                                                       insurance charges.                insurance charges.
------------------------- ---------------------------- --------------------------------- ---------------------------------
Base Insured Rider        Monthly.                     Monthly rate per $1,000 of base   Monthly rate per $1,000 of base
(BIR)*                                                 insured rider specified amount:   insured rider specified amount:

                                                       Minimum: $0.06 - Female,          Minimum: $0.06 - Female,
                                                       Standard, Age 10                  Standard, Age 10

                                                       Maximum: $83.33 - Male, Smoker,   Maximum: $83.33 - Male, Smoker,
                                                       Age 99                            Age 99

                                                       Representative Insured: $0.20 -   Representative Insured: $0.20 -
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       40                                40
------------------------- ---------------------------- --------------------------------- ---------------------------------
Children's Insurance      Monthly.                     Monthly rate per $1,000 of CIR    Monthly rate per $1,000 of CIR
Rider (CIR)                                            specified amount:                 specified amount:

                                                       $0.58                             $0.58
------------------------- ---------------------------- --------------------------------- ---------------------------------
Other Insured Rider       Monthly.                     Monthly rate per $1,000 of OIR    Monthly rate per $1,000 of OIR
(OIR)*                                                 specified amount:                 specified amount:

                                                       Minimum: $0.06 - Female,          Minimum: $0.06 - Female,
                                                       Standard, Age 10                  Standard, Age 10

                                                       Maximum: $83.33 - Male, Smoker,   Maximum: $83.33 - Male, Smoker,
                                                       Age 99                            Age 99

                                                       Representative Insured: $0.20 -   Representative Insured: $0.20 -
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       40                                40
------------------------- ---------------------------- --------------------------------- ---------------------------------
Waiver of Monthly         Monthly.                     Monthly rate per $1,000 of net    Monthly rate per $1,000 of net
Deduction Rider (WMD)                                  amount at risk plus the base      amount at risk plus the base
                                                       insured rider specified amount    insured rider specified amount
                                                       and the other insured rider       and the other insured rider
                                                       specified amounts if applicable:  specified amounts if applicable:

                                                       Minimum: $0.01 - Female,          Minimum: $0.01 - Female,
                                                       Standard, Age 5                   Standard, Age 5

                                                       Maximum: $0.28 - Male, Smoker,    Maximum: $0.28 - Male, Smoker,
                                                       Age 59                            Age 59

                                                       Representative Insured: $0.02 -   Representative Insured: $0.02 -
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       40                                40
------------------------- ---------------------------- --------------------------------- ---------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life of New York at the address or phone number shown on the first page of this prospectus.

ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds. The first item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy. The second table shows the actual fees and expenses charged by each fund for the end of the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


------------------------------------------- ----------------- ------------------
Total Annual Fund Operating Expenses             MINIMUM            MAXIMUM
(including management fees, distribution
and/or service (12b-1) fees and other
expenses):
------------------------------------------- ----------------- ------------------
Before fee waivers and/or expense
reimbursements
------------------------------------------- ----------------- ------------------
After fee waivers and/or expense
reimbursements
------------------------------------------- ----------------- ------------------

Annual operating expenses of the funds as a percentage of average daily net assets)
                                                                     Management        12b-1         Other   Gross total annual
                                                                         fees           fees       expenses      expenses

AXP(R) Variable Portfolio -
     Blue Chip Advantage Fund                                            %              %             %             %
     Bond Fund
     Capital Resource Fund
     Cash Management Fund
     Diversified Equity Income Fund
     Emerging Markets Fund
     Equity Select Fund
     Extra Income Fund
     Federal Income Fund
     Global Bond Fund
     Growth Fund
     International Fund
     Managed Fund
     New Dimensions Fund(R)
     Partners Small Cap Value Fund
     S&P 500 Index Fund
     Small Cap Advantage Fund
     Stock Fund
     Strategy Aggressive Fund
AIM V.I.
     Capital Appreciation Fund, Series II Shares
     Capital Development Fund, Series II Shares
Alliance VP
     AllianceBernstein International Value Portfolio (Class B)
     Growth and Income Portfolio (Class B)

Annual operating expenses of the funds as a percentage of average daily net assets) (continued)
                                                                     Management        12b-1         Other   Gross total annual
                                                                         fees           fees       expenses      expenses
American Century(R) Variable Portfolios, Inc.
     VP International, Class II
     VP Value, Class II
Calvert Variable Series, Inc.
     Social Balanced Portfolio
Evergreen VA
     Capital Growth Fund, Class L Shares
Fidelity(R) VIP
     Growth & Income Portfolio Service Class 2
     Mid Cap Portfolio Service Class 2
     Overseas Portfolio Service Class 2
FTVIPT
     Franklin Real Estate Fund - Class 2
     Franklin Small Cap Value Securities Fund - Class 2
     Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT
     CORE(SM) U.S. Equity Fund
     Mid Cap Value Fund
INVESCO VIF
     Dynamics Fund
     Financial Services Fund
     Technology Fund
     Telecommunications Fund
Janus Aspen Series
     Global Technology Portfolio: Service Shares
     International Growth Portfolio: Service Shares
Lazard Retirement Series
     International Equity Portfolio
MFS(R)
     Investors Growth Stock Series - Service Class
     New Discovery Series - Service Class
     Utilities Series - Service Class
Pioneer VCT
     Pioneer Equity Income VCT Portfolio - Class II Shares
     Pioneer Europe VCT Portfolio - Class II Shares
Putnam Variable Trust
     Putnam VT Health Sciences Fund - Class IB Shares
     Putnam VT International Growth Fund - Class IB Shares
     Putnam VT Vista Fund - Class IB Shares

Annual operating expenses of the funds as a percentage of average daily net assets) (continued)
                                                                     Management        12b-1         Other   Gross total annual
                                                                         fees           fees       expenses      expenses
Strong Funds
     Strong Opportunity Fund II - Advisor Class
Wanger
     International Small Cap
     U.S. Smaller Companies
Wells Fargo VT
     Asset Allocation Fund
     International Equity Fund
     Small Cap Growth Fund

IDS Life of New York has entered into certain arrangements under which we are compensated by the funds' advisers and/or distributors for the administrative services it provides to these funds.


Loads, Fees and Charges

Policy charges primarily compensate us for:

o    providing the insurance benefits of the policy;

o    issuing the policy;

o    administering the policy;

o    assuming certain risks in connection with the policy; and

o    distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.

PREMIUM EXPENSE CHARGE


We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 3.5% of each premium payment. The premium expense charge, in part, compensates us for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. It also may compensate us for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary and some states may not impose any tax on premiums we receive.


MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.


You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.


We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which you want us to take the monthly deduction, or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the NLG is in effect or the Minimum Initial Guarantee Period is in effect and the premium payment requirements have been met. (See "No Lapse Guarantee, " "Minimum Initial Guarantee Period," "Grace Period" and "Reinstatement.")


Components of the monthly deduction:

1. Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:

o    the amount of the death benefit;

o    the policy value; and

o    the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:

(a) is the monthly cost of insurance rate based on the insured's insurance age, duration, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.


(b) is the death benefit on the monthly date divided by 132737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).


(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders.

(d) is any flat extra insurance charges we assess as a result of special underwriting considerations.


2. Policy fee: $7.50 per month for initial specified amounts below $250,000 and $0 per month for initial specified amounts of $250,000 and above for VUL IV - NY; $0 per month for VUL IV ES - NY. This charge primarily reimburses us for expenses of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month for either policy.


3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See "Fee Tables.")

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will reduce your policy value, minus indebtedness, by the applicable surrender charge.

The surrender charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. It will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following table illustrates how we calculate the maximum surrender charge for a male, insurance age 40 qualifying for preferred nonsmoker rates. We assume the specified amount to be $250,000, with a $4,000 annual premium for VUL IV-NY. For VUL IV ES-NY, we assume the specified amount to be $1,300,000, with an $18,000 annual premium.

Lapse or surrender                      Maximum Surrender charge for:
at beginning of year                  VUL IV-NY               VUL IV ES-NY
      1                               $2,605.00                $13,546.00
      2                                2,605.00                 13,546.00
      3                                2,605.00                 13,546.00
      4                                2,605.00                 13,546.00
      5                                2,605.00                 13,546.00
      6                                2,605.00                 13,546.00
      7                                2,084.00                 10,836.80
      8                                1,563.00                  8,127.60
      9                                1,042.00                  5,418.40
     10                                  521.00                  2,709.20
     11                                       0                         0


From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

PARTIAL SURRENDER CHARGE


If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.


MORTALITY AND EXPENSE RISK CHARGE


We deduct this charge from the subaccounts. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts for the first 10 policy years. For years 11-20 this charge equals 0.45% for VUL IV - NY and 0.3% for VUL IV ES - NY. For years 21 and after, this charge equals 0.3% for VUL IV - NY and 0.2% for VUL IV ES - NY. We reserve the right to charge up to 0.9% for both VUL IV - NY and VUL IV ES - NY for all policy years. Computed daily, the charge primarily compensates us for:


o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to us for any corporate purpose including, among others, payment of sales and distribution expenses.

TRANSFER CHARGE


We reserve the right to limit transfers by mail or phone to five per policy year. If we allow more than five transfers by mail or phone per policy year, we also reserve the right to assess a fee for each transfer in excess of five made by mail or phone. We guarantee that this fee will not exceed $25 per transfer for the duration of your policy.


ANNUAL OPERATING EXPENSES OF THE FUNDS

Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

EFFECT OF LOADS, FEES AND CHARGES

Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

     o    cost of insurance charges;

     o    surrender charges;

     o    cost of optional insurance benefits;

     o    policy fees;

     o    mortality and expense risk charges; and

     o annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.

The Variable Account

The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

The Funds

You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:


---------------- ------------------------ ---------------------------------------------- --------------------------------
 Subaccount      Investing In             Investment Objectives and Policies             Investment Adviser
---------------- ------------------------ ---------------------------------------------- --------------------------------
YBC              AXP(R) Variable          Objective: long-term total return exceeding    American Express Financial
                 Portfolio -  Blue Chip   that of the U.S. stock market. Invests         Corporation (AEFC)
                 Advantage Fund           primarily in blue chip stocks. Blue chip
                                          stocks are issued by companies with a
                                          market capitalization of at least $1
                                          billion, an established management, a
                                          history of consistent earnings and a
                                          leading position within their
                                          respective industries.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YBD              AXP(R) Variable          Objective: high level of current income        AEFC
                 Portfolio - Bond Fund    while conserving the value of the investment
                                          and continuing a high level of income for
                                          the longest time period. Invests primarily
                                          in bonds and other debt obligations.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YCR              AXP(R) Variable          Objective: capital appreciation. Invests       AEFC
                 Portfolio - Capital      primarily in U.S. common stocks and other
                 Resource Fund            securities convertible into common stocks.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YCM              AXP(R) Variable          Objective: maximum current income consistent   AEFC
                 Portfolio -  Cash        with liquidity and stability of principal.
                 Management Fund          Invests primarily in money market securities.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YDE              AXP(R) Variable          Objective: a high level of current income      AEFC
                 Portfolio -              and, as a secondary goal, steady growth of
                 Diversified Equity       capital. Invests primarily in
                 Income Fund              dividend-paying common and preferred stocks.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YEM              AXP(R) Variable          Objective: long-term capital growth. Invests   AEFC; American Express Asset
                 Portfolio - Emerging     primarily in equity securities of companies    Management International,
                 Markets Fund             in emerging market countries.                  Inc.,  a wholly-owned
                                                                                         subsidiary of AEFC, is the
                                                                                         sub-adviser.
---------------- ------------------------ ---------------------------------------------- --------------------------------
YES              AXP(R) Variable          Objective: growth of capital. Invests          AEFC
                 Portfolio - Equity       primarily in equity securities of
                 Select Fund              medium-sized companies.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YEX              AXP(R) Variable          Objective: high current income, with capital   AEFC
                 Portfolio - Extra        growth as a secondary objective. Invests
                 Income Fund              primarily in high-yielding, high-risk
                                          corporate bonds (junk bonds) issued by U.S.
                                          and foreign companies and governments.
---------------- ------------------------ ---------------------------------------------- --------------------------------

---------------- ------------------------ ---------------------------------------------- --------------------------------
YFI              AXP(R) Variable          Objective: a high level of current income      AEFC
                 Portfolio - Federal      and safety of principal consistent with an
                 Income Fund              investment in U.S. government and government
                                          agency securities. Invests primarily in debt
                                          obligations issued or guaranteed as to
                                          principal and interest by the U.S.
                                          government, its agencies or
                                          instrumentalities.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YGB              AXP(R) Variable          Objective: high total return through income    AEFC
                 Portfolio - Global       and growth of capital. Non-diversified fund
                 Bond Fund                that invests primarily in debt obligations
                                          of U.S. and foreign issuers.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YGR              AXP(R) Variable          Objective: long-term capital growth. Invests   AEFC
                 Portfolio - Growth Fund  primarily in common stocks and securities convertible into common stocks that appear
                                          to offer growth opportunities.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YIE              AXP(R) Variable          Objective: capital appreciation. Invests       AEFC; American Express Asset
                 Portfolio -              primarily in common stocks or convertible      Management International,
                 International Fund       securities of foreign issuers that offer       Inc., a wholly-owned
                                          strong growth potential.                       subsidiary of AEFC,  is the
                                                                                         sub-adviser.
---------------- ------------------------ ---------------------------------------------- --------------------------------
YMF              AXP(R) Variable          Objective: maximum total investment return     AEFC
                 Portfolio - Managed      through a combination of capital growth and
                 Fund                     current income. Invests primarily in a
                                          combination of common and preferred
                                          stocks, convertible securities, bonds
                                          and other debt securities.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YND              AXP(R) Variable          Objective: long-term growth of capital.        AEFC
                 Portfolio -  New         Invests primarily in common stocks showing
                 Dimensions Fund(R)       potential for significant growth.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YPS              AXP(R) Variable          Objective: long term capital appreciation.     AEFC; Royce & Associates, LLC,
                 Portfolio - Partners     Non-diversified fund that invests primarily    Third Avenue Management LLC
                 Small Cap  Value Fund    in equity securities.                          and National City Investment
                                                                                         Management Company,
                                                                                         sub-advisers.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YIV              AXP(R) Variable          Objective: long-term capital appreciation.     AEFC
                 Portfolio -  S&P 500     Non-diversified fund that invests primarily
                 Index Fund               in securities that are expected to provide
                                          investment results that correspond to the
                                          performance of the S&P 500 Index.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YSM              AXP(R) Variable          Objective: long-term capital growth. Invests   AEFC; Kenwood Capital Management
                 Portfolio - Small Cap    primarily in equity stocks of small            LLC, sub-adviser.
                 Advantage Fund           companies that are often included in the
                                          Russell 2000 Index and/or have market
                                          capitalization under  $2 billion.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YST              AXP(R) Variable          Objective: current income and growth of        AEFC
                 Portfolio - Stock Fund   capital. Invests primarily in common stocks
                                          and securities convertible into common stock.
---------------- ------------------------ ---------------------------------------------- --------------------------------

---------------- ------------------------ ---------------------------------------------- --------------------------------
YSA              AXP(R) Variable          Objective: capital appreciation. Invests       AEFC
                 Portfolio - Strategy     primarily in equity securities of growth
                 Aggressive Fund          companies.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YAC              AIM V.I. Capital         Objective: growth of capital. Invests          A I M Advisors, Inc.
                 Appreciation Fund,       principally in common stocks of companies
                 Series II Shares         likely to benefit from new or innovative
                                          products, services or processes as
                                          well as those with above-average
                                          long-term growth and excellent
                                          prospects for future growth.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YAD              AIM V.I. Capital         Objective: long term growth of capital.        A I M Advisors, Inc.
                 Development Fund,        Invests primarily in securities (including
                 Series II Shares         common stocks, convertible securities and
                                          bonds) of small- and medium-sized
                                          companies.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YAB              Alliance VP              Objective: long-term growth of capital.        Alliance Capital  Management,
                 AllianceBernstein        Invests primarily in a diversified portfolio   L.P.
                 International Value      of foreign equity securities.
                 Portfolio (Class B)

---------------- ------------------------ ---------------------------------------------- --------------------------------
YAL              Alliance VP Growth and   Objective: reasonable current income and       Alliance Capital  Management,
                 Income Portfolio         reasonable appreciation. Invests primarily     L.P.
                 (Class B)                in dividend-paying common stocks of good
                                          quality.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YAI              American Century(R)      Objective: long term capital growth. Invests   American Century Investment
                 VP International,        primarily in stocks of growing foreign         Management, Inc.
                 Class II                 companies in developed countries.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YAV              American Century(R)      Objective: long-term capital growth, with      American Century Investment
                 VP Value, Class II       income as a secondary objective. Invests       Management, Inc.
                                          primarily in stocks of companies that
                                          management believes to be undervalued at the
                                          time of purchase.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YSB              Calvert Variable         Objective: income and capital growth.          Calvert Asset Management
                 Series, Inc. Social      Invests primarily in stocks, bonds and money   Company, Inc. (CAMCO),
                 Balanced Portfolio       market instruments which offer income and      investment adviser. SSgA Funds
                                          capital growth opportunity and which satisfy   Management, Inc. and Brown
                                          the investment and social criteria.            Capital Management are the
                                                                                         investment subadvisers.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YCG              Evergreen VA Capital     Objective: long-term capital growth. The       Evergreen Investment
                 Growth Fund, Class L     fund seeks to achieve its goal by investing    Management Company, LLC.
                 Shares                   primarily in common stocks of large U.S.       Pilgrim Baxter Value
                                          companies, which the portfolio managers        Investors, Inc. is the
                                          believe have  the potential for capital        sub-investment adviser.
                                          growth over the intermediate- and long-term.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YFG              Fidelity(R) VIP Growth   Strategy: high total return through a          Fidelity Management & Research
                 & Income Portfolio       combination of current income and capital      Company (FMR), investment
                 Service Class 2          appreciation. Normally invests a majority of   manager; FMR U.K. and FMR Far
                                          assets in common stocks with a focus on        East, sub-investment advisers.
                                          those that pay current dividends and show
                                          potential for capital appreciation.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YFM              Fidelity(R) VIP Mid      Strategy: long-term growth of capital.         FMR; FMR U.K. and FMR Far East,
                 Cap Portfolio Service    Normally invests at least 80% of assets in     sub-investment advisers.
                 Class 2                  companies with medium market capitalization
                                          common stocks.
---------------- ------------------------ ---------------------------------------------- --------------------------------

---------------- ------------------------ ---------------------------------------------- --------------------------------
YFO              Fidelity(R) VIP          Strategy: long-term growth of capital.         FMR; FMR U.K., FMR Far East,
                 Overseas Portfolio       Invests primarily in common stocks of          Fidelity International Investment
                 Service Class 2          foreign securities.                            Advisors (FIIA) and FIIA U.K.,
                                                                                         sub-investment advisers.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YRE              FTVIPT Franklin Real     Objective: capital appreciation with a         Franklin Advisers, Inc.
                 Estate Fund - Class 2    secondary goal to earn current income.
                                          Invests at least 80% of its net assets
                                          in investments of companies operating
                                          in the real estate industry. The Fund
                                          invests primarily in equity real
                                          estate investment trusts (REITs).

---------------- ------------------------ ---------------------------------------------- --------------------------------
YSV              FTVIPT Franklin Small    Objective: long-term total return. Invests     Franklin Advisory Services, LLC
                 Cap Value Securities     at least 80% of its net assets in
                 Fund -  Class 2          investments of small capitalization
                                          companies. For this Fund, small
                                          capitalization companies are those that have
                                          a market cap not exceeding $2.5 billion, at
                                          the time of purchase. Invests primarily in
                                          equity securities of companies manager
                                          believes are selling substantially
                                          below the underlying value of their
                                          assets or their private market value.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YMS              FTVIPT Mutual Shares     Objective: capital appreciation with income    Franklin Mutual Advisers, LLC
                 Securities Fund -        as a secondary goal. Invests primarily in
                 Class 2                  equity securities of companies that the
                                          manager believes are available at
                                          market prices less than their value
                                          based on certain recognized or
                                          objective criteria (intrinsic value).

---------------- ------------------------ ---------------------------------------------- --------------------------------
YUE              Goldman Sachs VIT        Objective: seeks long-term growth of capital   Goldman Sachs Asset Management
                 CORE(SM) U.S. Equity     and dividend income. Invests, under normal
                 Fund                     circumstances, at least 90% of its total
                                          assets (not including securities
                                          lending collateral and any investment
                                          of that collateral) measured at time
                                          of purchase, in a broadly diversified
                                          portfolio of large-cap and blue chip
                                          equity investments representing all
                                          major sectors of the U.S. economy.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YMC              Goldman Sachs VIT  Mid   Objective: seeks long-term capital             Goldman Sachs Asset Management
                 Cap Value Fund           appreciation. Invests, under normal
                                          circumstances, at least 80% of its net
                                          assets plus any borrowing for
                                          investment purposes (measured at time
                                          of purchase) in a diversified
                                          portfolio of equity investments in
                                          mid-capitalization issuers within the
                                          range of the market capitalization of
                                          companies constituting the Russell
                                          Midcap Value index at the time of
                                          investment.
---------------- ------------------------ ---------------------------------------------- --------------------------------

---------------- ------------------------ ---------------------------------------------- --------------------------------
YID              INVESCO VIF -            Objective: long-term growth of capital.        INVESCO Funds Group, Inc.
                 Dynamics Fund            Invests primarily in common stocks of
                                          mid-sized companies - companies
                                          included in the Russell Mid-Cap Growth
                                          Index at the time of purchase, or if
                                          not included in that Index, those with
                                          market capitalizations between $2.5
                                          billion and $15 billion at the time of
                                          purchase. The Fund also has the
                                          flexibility to invest in other types
                                          of securities, including preferred
                                          stocks, convertible securities and
                                          bonds.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YFS              INVESCO VIF -            Objective: long-term growth of capital.        INVESCO Funds Group, Inc.
                 Financial Services Fund  Aggressively managed. Invests at least 80%
                                          of its assets in the equity securities
                                          and equity-related instruments of
                                          companies involved in the financial
                                          services sector. These companies
                                          include but are not limited to, banks,
                                          insurance companies, and investment
                                          and miscellaneous industries (asset
                                          managers, brokerage firms,
                                          government-sponsored agencies and
                                          suppliers to financial services
                                          companies).

---------------- ------------------------ ---------------------------------------------- --------------------------------
YTC              INVESCO VIF -            Objective: long-term growth of capital. The    INVESCO Funds Group, Inc.
                 Technology Fund          Fund is aggressively managed. Invests at
                                          least 80% of its assets in equity
                                          securities and equity-related
                                          instruments of companies engaged in
                                          technology-related industries. These
                                          include, but are not limited to,
                                          applied technology, biotechnology,
                                          communications, computers,
                                          electronics, Internet, IT services and
                                          consulting, software,
                                          telecommunications equipment and
                                          services, IT infrastructure, and
                                          networking companies. Many of these
                                          products and services are subject to
                                          rapid obsolescence, which may lower
                                          the market value of securities of the
                                          companies in this sector.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YTL              INVESCO VIF -            Objective: long-term growth of capital.        INVESCO Funds Group, Inc.
                 Telecommunications Fund  Current income is a secondary objective. The
                                          Fund is aggressively managed. Invests
                                          at least 80% of its assets in equity
                                          securities and equity-related
                                          instruments, of companies involved in
                                          the design, development manufacture,
                                          distribution or sale of communications
                                          services and equipment, and companies
                                          that are involved in supplying
                                          equipment or services to such
                                          companies. The telecommunications
                                          sector includes companies that offer
                                          telephone services, wireless
                                          communications, satellite
                                          communications, television and movie
                                          programming, broadcasting and Internet
                                          access.
---------------- ------------------------ ---------------------------------------------- --------------------------------

---------------- ------------------------ ---------------------------------------------- --------------------------------
YGT              Janus Aspen Series       Objective: long-term growth of capital.        Janus Capital
                 Global Technology        Non-diversified mutual fund that invests,
                 Portfolio:  Service      under normal circumstances, at least 80% of
                 Shares                   its net assets in securities of companies
                                          that the portfolio manager believes
                                          will benefit significantly from
                                          advances or improvements in
                                          technology. It implements this policy
                                          by investing primarily in equity
                                          securities of U.S. and foreign
                                          companies selected for their growth
                                          potential.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YIG              Janus Aspen Series       Objective: long-term growth of capital.        Janus Capital
                 International Growth     Invests, under normal circumstances, at
                 Portfolio: Service       least 80% of its net assets in securities of
                 Shares                   issuers from at least five different
                                          countries, excluding the United
                                          States. Although the Portfolio intends
                                          to invest substantially all of its
                                          assets in issuers located outside the
                                          United States, it may at times invest
                                          in U.S. issuers and it may at times
                                          invest all of its assets in fewer than
                                          five countries or even a single
                                          country.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YIP              Lazard Retirement        Objective: long-term capital appreciation.     Lazard Asset Management
                 International Equity     Invests primarily in equity securities,
                 Portfolio                principally common stocks of relatively
                                          large non-U.S. companies with market
                                          capitalizations in the range of the
                                          Morgan Stanley Capital International
                                          (MSCI) Europe, Australia and Far East
                                          (EAFE(R)) Index that the Investment
                                          Manager believes are undervalued based
                                          on their earnings, cash flow or asset
                                          values.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YGW              MFS(R) Investors         Objective: long-term growth of capital and     MFS Investment Management(R)
                 Growth Stock Series -    future income. Invests at least 80% of its
                 Service Class            total assets in common stocks and related
                                          securities of companies which MFS
                                          believes offer better than average
                                          prospects for long-term growth.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YDS              MFS(R) New Discovery     Objective: capital appreciation. Invests       MFS Investment Management(R)
                 Series - Service Class   primarily in equity securities of emerging
                                          growth companies.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YUT              MFS(R) Utilities         Objective: capital growth and current          MFS Investment Management(R)
                 Series -  Service Class  income. Invests primarily in equity and debt securities  of domestic and foreign
                                          companies in the  utilities industry.
---------------- ------------------------ ---------------------------------------------- --------------------------------

---------------- ------------------------ ---------------------------------------------- --------------------------------
YPE              Pioneer Equity Income    Objective: current income and long-term        Pioneer Investment Management,
                 VCT Portfolio - Class    growth of capital from a portfolio             Inc.
                 II Shares                consisting primarily of income producing
                                          equity securities of U.S.
                                          corporations. Invests primarily in
                                          common stocks, preferred stocks and
                                          interests in real estate investment
                                          trusts (REITs). Normally, the
                                          portfolio invests at least 80% of its
                                          total assets in income producing
                                          equity securities. The remainder of
                                          the portfolio may be invested in debt
                                          securities, most of which are expected
                                          to be convertible into common stocks.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YEU              Pioneer Europe VCT       Objective: long-term growth of capital.        Pioneer Investment Management,
                 Portfolio - Class II     Invests primarily in equity securities of      Inc.
                 Shares                   European issuers including common stocks,
                                          preferred stocks, rights, depositary
                                          receipts, warrants and debt securities
                                          convertible into common stock.
                                          Normally, the portfolio invests 80% of
                                          its total assets in equity securities
                                          of European issuers. The portfolio may
                                          also purchase forward foreign currency
                                          contracts in connection with its
                                          investments.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YHS              Putnam VT Health         Objective: capital appreciation. The fund      Putnam Investment  Management,
                 Sciences Fund - Class    seeks its goal by investing at least 80% of    LLC
                 IB Shares                its net assets in common stocks of U.S.
                                          companies in the health sciences industries,
                                          with a focus on growth stocks.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YPI              Putnam VT                Objective: capital appreciation. The fund      Putnam Investment  Management,
                 International Growth     seeks its goal by investing mainly in common   LLC
                 Fund -  Class IB Shares  stocks of companies outside the United
                                          States.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YVS              Putnam VT Vista Fund     Objective: capital appreciation. The fund      Putnam Investment Management,
                 -  Class IB Shares       seeks its goal by investing mainly in common   LLC
                                          stocks of U.S. companies with a focus on
                                          growth stocks.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YSO              Strong Opportunity       Objective: seeks capital growth. Invests       Strong Capital Management, Inc.
                 Fund II - Advisor Class  primarily in common stocks of medium capitalization companies that the
                                          Fund's managers believe are
                                          underpriced, yet have attractive
                                          growth prospects.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YIC              Wanger International     Objective: long-term growth of capital.        Liberty Wanger Asset
                 Small Cap                Invests primarily in stocks of small- and      Management, L.P.
                                          medium-size non-U.S. companies with
                                          capitalizations of less than $2 billion.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YSP              Wanger U.S. Smaller      Objective: long-term growth of capital.        Liberty Wanger Asset
                 Companies                Invests primarily in stocks of small- and      Management, L.P.
                                          medium-size U.S. companies with
                                          capitalizations of less  than $5 billion.
---------------- ------------------------ ---------------------------------------------- --------------------------------

---------------- ------------------------ ---------------------------------------------- --------------------------------
YAA              Wells Fargo VT Asset     Objective: long-term total return,             Wells Fargo Funds Management,
                 Allocation Fund          consistent with reasonable risk. Invests       LLC, adviser; Wells Capital
                                          primarily in the securities of various         Management Incorporated,
                                          indexes to replicate the total return of the   sub-adviser.
                                          index. We use an asset allocation model to
                                          allocate and reallocate assets among common
                                          stocks (S&P 500 Index), U.S. Treasury bonds
                                          (Lehman Brothers 20+ Treasury Index) and
                                          money market instruments, operating from a
                                          target allocation of 60% stocks and 40%
                                          bonds.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YWI              Wells Fargo VT           Objective: total return with an emphasis on    Wells Fargo Funds Management,
                 International  Equity    capital appreciation over the long-term.       LLC, adviser; Wells Capital
                 Fund                     Invests primarily in equity securities of      Management Incorporated,
                                          non-U.S. companies. sub-adviser.

---------------- ------------------------ ---------------------------------------------- --------------------------------
YWS              Wells Fargo VT Small     Objective: long-term capital appreciation.     Wells Fargo Funds Management,
                 Cap Growth Fund          Invests primarily in common stocks issued by   LLC, adviser; Wells Capital
                                          companies whose market capitalization falls    Management Incorporated,
                                          within the range of the Russell 2000 Index,    sub-adviser.
                                          which is considered a small capitalization
                                          index.
---------------- ------------------------ ---------------------------------------------- --------------------------------


Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or phone number on the first page of this prospectus.

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if the existing funds become unavailable, or, in our judgment, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. We will notify owners within five days of any substitution or change.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proportion as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

The Fixed Account

You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts.") The fixed account is our general investment account. It includes all assets we own other than those in this variable account and other variable accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested.


Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 4%, although we may do so at our sole discretion. Rates higher than 4% may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.


Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Purchasing Your Policy

APPLICATION


To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:


o    select a specified amount of insurance;

o    select a death benefit option;

o    designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges.")


Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.

Incontestability: We will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

PREMIUMS

Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, we require that you pay the minimum initial premiums in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep an NLG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether an NLG remains in effect.


Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.


Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

Policy Value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

     o the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

     o    interest credited; minus

     o the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

     o any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.


The accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: To calculate the number accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

     o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

     o    dividing that sum by the previous  adjusted net asset value per share;
          and

     o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional net premiums allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial surrenders and partial surrender fees;

o    surrender charges; and/or

o    monthly deductions.

Accumulation unit values will fluctuate due to:

o    changes in underlying fund net asset value;

o    dividends distributed to the subaccounts;

o    capital gains or losses of underlying funds;

o    fund operating expenses; and/or

o    mortality and expense risk charges.

When valuations occur: We calculate all policy values allocated to subaccounts and all transactions under the policy on any day the New York Stock Exchange is open for regular trading (valuation date). These transaction include:

     o    premium payments;

     o    loan requests and repayments;

     o    surrender requests; and

     o    transfers.

Payments or requests we receive after 3:00 p.m. Central time on a valuation date will be valued as of the end of the next valuation date. Valuation dates do not occur when the New York Stock Exchange is closed as, for example, on Saturdays, Sundays and national holidays.

Keeping The Policy in Force

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under "Policy Data," if:

     o on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

     o the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial premium period is five years.

NO LAPSE GUARANTEE (NLG)

A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:

   No Lapse Guarantee to Age 100 (NLG-100): This option guarantees the policy will not lapse before the insured's attained insurance age 100.


   The NLG-100 will remain in effect as long as:

   o     the sum of premiums paid; minus

   o     partial surrenders; minus

   o     outstanding indebtedness; equals or exceeds

   o     the NLG-100 premiums due since the policy date.

   The NLG-100 premium is shown in the policy.


   If, on a monthly date, you have not paid enough premiums to keep the NLG-100 in effect, the NLG-100 will terminate. If you have paid the sufficient premiums, the NLG-100 will be in effect. If the NLG-100 is not in effect, your policy will lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-100 may be reinstated within two years of its termination if the policy is in force.


GRACE PERIOD


If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither of the NLG nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.


We will mail a notice to your last known address requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

o    a written request;

o    evidence satisfactory to us that the insured remains insurable;

o    payment of the premium we specify; and

o    payment or reinstatement of any indebtedness.


The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (See "Proceeds Payable Upon Death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated. The NLG cannot be reinstated.


EXCHANGE RIGHT

During the first two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.


Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rate(s) of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange right policy. Other fixed account policies we offer require evidenced that the insured is insurable according to our underwriting rules.

PAID-UP INSURANCE OPTION

You may request that we use the cash surrender value of the policy be used to purchase an amount of paid-up insurance. You may make your request in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.


Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies. The death benefit is effective on the policy date.

Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit is the greater of:

o    the specified amount minus any indebtedness; or


o a percentage of policy value minus any indebtedness. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.


Option 2 (variable amount): Under this option, if death is prior to the insured's attained insurance age 100, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o    the policy value plus the specified amount minus any indebtedness; or

o the percentage of policy value minus any indebtedness described above on the date of the insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death.


Examples:                                         Option 1    Option 2
Specified amount                                  $100,000    $100,000
Policy value                                      $  5,000    $  5,000
Death benefit                                     $100,000    $105,000
Policy value increases to                         $  8,000    $  8,000
Death benefit                                     $100,000    $108,000
Policy value decreases to                         $  3,000    $  3,000
Death benefit                                     $100,000    $103,000


If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower. For this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured's attained insurance age 100, the amount payable is the greater of:

o the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

o the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.

o    Minimum initial premium.

o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time.


Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.


An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may increase.


o    The minimum initial premium and the NLG premium will increase.


o    The surrender charge will increase.


At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG option or the minimum initial premium period is in effect.

Decreases: After the first policy year, you may decrease the specified amount, subject to all the following limitations:

     o    Only one decrease per policy year is allowed.

     o We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

     o After the decrease, the specified amount may not be less than the minimum amount shown in the policy.

     o In policy years 2-5, the specified amount remaining after the decrease may not be less than 75% of the initial specified amount.

     o In policy years 6-10, the specified amount remaining after the decrease may not be less than 50% of the initial specified amount.

     o In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.

     o In policy years 16+, the specified amount remaining after the decrease must be at least $1000.

     o The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.

Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.

Example:

This example assumes an initial specified amount of $100,000. In policy year 6, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current specified amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the specified amount after this decrease is $125,000, computed as follows:

    Maximum reduction in initial specified amount
    in policy year 10:                                 $100,000 x .50 =  $50,000
    Maximum reduction in increase in specified amount
    during the fourth policy year of increase:         $100,000 x .25 =  +25,000
                                                                        --------

    Maximum permitted reduction in current specified amount:             $75,000

    Current specified amount before reduction:                          $200,000
    Minus maximum permitted reduction in current specified amount:      - 75,000
                                                                        --------

    Specified amount after reduction:                                   $125,000


A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may decrease.


o    The minimum initial premium and the NLG premium will decrease.


o    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o    First from the portion due to the most recent increase;

o    Next from portions due to the next most recent increases successively; and

o    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.


BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you and your estate.

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account.

RESTRICTIONS ON TRANSFERS

This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners, we may apply modifications or restrictions in any reasonable manner to prevent transfers. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

o    not accepting phone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or

o limiting the dollar amount that a policy owner may transfer at any one time.

We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From one subaccount to another subaccount or to the fixed account:


o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o    For automated transfers -- $50.


From the fixed account to a subaccount:


o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o    For automated transfers -- $50.


MAXIMUM TRANSFER AMOUNTS

None.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

You may make twelve automated transfers per policy year. In addition, you may make transfers by mail or by phone. However, we reserve the right to limit transfers by mail or phone to five per policy year. If, in the alternative, we allow more than five transfers by mail or phone, we reserve the right to charge a fee for more than five transfers per year by mail or phone.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.


o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.


o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

o You may make twelve automated transfers per policy year. In addition, we reserve the right to limit mail and phone transfers to five per policy year and to charge a fee for more than five transfers per year by mail or phone.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works
                                                                       Number
                                           Amount      Accumulation   of units
                                Month     invested      unit value    purchased
By investing an equal number     Jan        $100           $20           5.00
of dollars each month...         Feb         100            16           6.25
                                 Mar         100             9          11.11
you automatically buy            Apr         100             5          20.00
more units when the per unit     May         100             7          14.29
market price is low...           June        100            10          10.00
                                 July        100            15           6.67
and fewer units                  Aug         100            20           5.00
when the per unit                Sept        100            17           5.88
market price is high.            Oct         100            12           8.33

You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make twelve automated transfers per policy year. In addition, we reserve the right to limit mail and phone transfers to five per policy year and to charge a fee for more than five transfers per year by mail or phone.

ASSET REBALANCING


Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.

Policy Loans

You may borrow against your policy by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request (for exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

MINIMUM LOAN AMOUNTS


$500 or the remaining loan value, whichever is less.


MAXIMUM LOAN  AMOUNTS


o    90% of the policy value minus surrender charges.

o    For phone requests, the maximum loan amount is $100,000.

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

ALLOCATION OF LOANS TO ACCOUNTS

Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

REPAYMENTS


We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.


OVERDUE INTEREST

If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECT OF POLICY LOANS


A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed in the fixed account. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG or the minimum initial guarantee period to terminate.


Policy Surrenders

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds.") We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

TOTAL SURRENDERS


If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.


PARTIAL SURRENDERS


After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by phone are limited to $100,000.) Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effect of partial surrenders

o A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See "Fee Tables" and "Loads, Fees and Charges.")

o A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.


o A partial surrender may terminate the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.


o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:

     1. First from the specified amount provided by the most recent increase;

     2. Next from the next most recent increases successively;

     3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

Two Ways To Request A Transfer, Loan Or Surrender

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.


1 By mail:                                 2 By phone:
Regular mail:                              Call between 8 a.m. and 6 p.m. (Monday - Thursday),
IDS Life Insurance Company of New York     8 a.m. and 4:30 p.m. (Friday). All Eastern Times.
20 Madison Avenue Extension                (800) 541-2251 (toll free)
Albany, NY 12205
                                           TTY service for the hearing impaired:
Express mail:                              (800) 869-8613 (toll free)
IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203

2 By phone:


o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


o We will honor any phone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither us nor our affiliates will be liable for any loss resulting from fraudulent requests.


o We make phone transfers, loans and partial surrenders available automatically. If you do not want phone transfers, loans and partial surrenders to be made from your account, please write and tell us.

Payment of Policy Proceeds

We will pay policy proceeds when:

o    you surrender the policy; or

o    the insured dies.


We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds from the date of the insured's death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).

PAYMENT OPTIONS


During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to our general account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below. Unless we agree otherwise, we must make payments under all options to a natural person.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year, compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all proceeds that remain or you may place them under a different payment option that we approve.


Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFFERAL OF PAYMENTS

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

o    the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.


We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.


Federal Taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the IRS currently interprets them. Both the laws and their interpretation may change.

As with any financial product purchased, you should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the your ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

Diversification and Investment Control: The IRS has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


IDS LIFE OF NEW YORK'S TAX STATUS

We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes.

We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in our tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

Death benefit proceeds: The death benefit paid to the beneficiary is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid on or after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.

Death benefit proceeds under Payment Option A: The death benefit proceeds are not subject to income tax, but payments of interest are.

Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.


Pre-death proceeds: Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment contract.


Source of proceeds                                           Taxable portion of pre-death proceeds
Full surrender:                                              Amount received plus any indebtedness, minus your
                                                             investment in the policy.*

Lapse:                                                       Any outstanding indebtedness minus your investment in the
                                                             policy.*

Partial surrenders (modified endowments):                    Lesser of: The amount received or policy value minus your
                                                             investment in the policy.*

Policy loans and assignments (modified endowments):          Lesser of: The amount of the loan/assignment or policy value minus your investment in the policy.*

Partial surrenders (not modified endowments):                Generally, if the amount received is greater than your
                                                             investment in the policy,* the amount in excess of your
                                                             investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial
                                                             surrender results in or is necessitated by a reduction in
                                                             benefits.

Policy loans and assignments (not modified endowments):      None.**


Payment options:                                             Option A:  Taxed as full  surrender  (and may be  subject to additional 10% penalty tax if modified endowment contract).
                                                             Interest taxed (and not subject to additional 10% penalty tax).

                                                             Options B and C: Portion of each payment taxed and portion considered a return on investment in the policy* and not
                                                             taxed. Any outstanding indebtedness at the time the option is elected taxed as a partial surrender (and may be subject to additional 10% penalty tax if modified endowment
                                                             contract). Payments made after the investment in the policy*
                                                             fully recovered taxed and subject to an additional 10%
                                                             penalty tax.


    * Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

   ** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o    you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment contract is itself a modified endowment contract.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment contract with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.


Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:


o    the distribution occurs after the owner attains age 591/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7)) or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain payment options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

Legal Proceedings [To be updated on amendment]


A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which IDS Life and its affiliates do business. IDS Life of New York and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant in one of the suits, Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company,

American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York which was commenced in Minnesota state court on October 13, 1998. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.


In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.


The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life of New York does not consider any lawsuits in which it is named as a defendant to be material.


Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS


Rates of return: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.


Expenses: The policy values illustrated reflect the deduction of the following expenses:

    o    Premium expense charges;

    o    Cost of insurance charges;

    o    Policy fees;

    o    Mortality and expense risk charges; and

    o    Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

    o    Current charges in all years illustrated; and

    o    Guaranteed charges in all years illustrated.

All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Table" and "Loads, Fees and Charges." These sections describe where these charges differ between VUL IV - NY and VUL IV ES - NY. These differences are reflected in the illustrated policy values. These sections also describe when the various charges are deducted. The illustrated policy values reflect the timing of these deductions. The illustrated policy values do not reflect charges for optional insurance benefits. Adding optional insurance benefits which have charges, (See, "Fee Tables") would result in additional charges, which would reduce the illustrated policy values.


We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Table. The arithmetic average of all fund operating expenses used in the following illustrations is 1.08 % of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.


Risk classification of the insured: The illustration assumes the insured is a male, age 40, in our preferred nonsmoker risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a nonsmoker risk.


Death benefit: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.


Premiums: The illustrations for VUL IV - NY assume that a premium of $4,000 is paid in full at the beginning of each policy year. The illustrations for VUL IV ES - NY assume that a premium of $18,000 is paid in full at the beginning of each policy year. Results would differ if:


     o    Premiums were not paid in full at the beginning of each policy year;

     o    Premium amounts paid were different.

Loans and partial surrender: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.

VUL IV - NY
Illustration
Initial specified amount $250,000                      Male -- age 40                                     Current costs assumed
Death benefit Option 1                               Preferred nonsmoker                                  Annual premium $4,000
        Premium(1)
        accumulated           Death benefit                        Policy value                      Cash surrender value
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
   1      4,200     250,000    250,000      250,000       3,361      3,579        3,797            756        974        1,192
   2      8,610     250,000    250,000      250,000       6,647      7,293        7,967          4,042      4,688        5,362
   3     13,241     250,000    250,000      250,000       9,845     11,135       12,532          7,240      8,530        9,927
   4     18,103     250,000    250,000      250,000      12,964     15,117       17,543         10,359     12,512       14,938
   5     23,208     250,000    250,000      250,000      15,994     19,232       23,031         13,389     16,627       20,426
   6     28,568     250,000    250,000      250,000      18,936     23,487       29,046         16,852     21,403       26,962
   7     34,196     250,000    250,000      250,000      21,779     27,876       35,633         20,216     26,313       34,070
   8     40,106     250,000    250,000      250,000      24,546     32,426       42,871         23,504     31,384       41,829
   9     46,312     250,000    250,000      250,000      27,239     37,145       50,830         26,718     36,624       50,309
  10     52,827     250,000    250,000      250,000      29,867     42,049       59,592         29,867     42,049       59,592
  15     90,630     250,000    250,000      250,000      42,702     70,826      120,881         42,702     70,826      120,881
  20    138,877     250,000    250,000      297,832      53,127    105,716      222,263         53,127    105,716      222,263
  25    200,454     250,000    250,000      476,708      60,855    149,383      390,745         60,855    149,383      390,745
  30    279,043     250,000    250,000      772,784      63,767    204,297      666,193         63,767    204,297      666,193
  35    379,345     250,000    294,381    1,195,819      58,552    275,123    1,117,588         58,552    275,123    1,117,588
  40    507,359     250,000    382,053    1,954,465      37,302    363,860    1,861,396         37,302    363,860    1,861,396
  45    670,741          --    494,506    3,215,088          --    470,958    3,061,988             --    470,958    3,061,988
  50    879,262          --    627,053    5,218,642          --    597,194    4,970,135             --    597,194    4,970,135
  55  1,145,393          --    762,563    8,170,187          --    755,013    8,089,294             --    755,013    8,089,294
  60  1,485,052          --    968,443   13,425,593          --    968,443   13,425,593             --    968,443   13,425,593

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

VUL IV ES - NY
Illustration
Initial specified amount $1,300,000                    Male -- age 40                                     Current costs assumed
Death benefit Option 1                               Preferred nonsmoker                                 Annual premium $18,000
        Premium(1)
        accumulated           Death benefit                        Policy value                      Cash surrender value
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
   1     18,900   1,300,000  1,300,000    1,300,000      15,318     16,304       17,292          1,772      2,758        3,746
   2     38,745   1,300,000  1,300,000    1,300,000      30,239     33,171       36,223         16,693     19,625       22,677
   3     59,582   1,300,000  1,300,000    1,300,000      44,776     50,626       56,964         31,230     37,080       43,418
   4     81,461   1,300,000  1,300,000    1,300,000      58,973     68,736       79,740         45,427     55,190       66,194
   5    104,434   1,300,000  1,300,000    1,300,000      72,765     87,455      104,687         59,219     73,909       91,141
   6    128,556   1,300,000  1,300,000    1,300,000      86,129    106,778      131,996         75,292     95,941      121,159
   7    153,884   1,300,000  1,300,000    1,300,000      99,040    126,699      161,881         90,912    118,572      153,753
   8    180,478   1,300,000  1,300,000    1,300,000     111,580    147,323      194,687        106,161    141,904      189,268
   9    208,402   1,300,000  1,300,000    1,300,000     123,725    168,648      230,687        121,016    165,939      227,978
  10    237,722   1,300,000  1,300,000    1,300,000     135,519    190,746      270,256        135,519    190,746      270,256
  15    407,835   1,300,000  1,300,000    1,300,000     193,659    321,626      549,358        193,659    321,626      549,358
  20    624,947   1,300,000  1,300,000    1,357,305     240,095    479,906    1,012,914        240,095    479,906    1,012,914
  25    902,042   1,300,000  1,300,000    2,181,818     272,347    675,392    1,788,375        272,347    675,392    1,788,375
  30  1,255,694   1,300,000  1,300,000    3,553,475     280,818    917,892    3,063,341        280,818    917,892    3,063,341
  35  1,707,054   1,300,000  1,318,244    5,525,173     247,779  1,232,004    5,163,714        247,779  1,232,004    5,163,714
  40  2,283,116   1,300,000  1,720,557    9,074,257     134,555  1,638,626    8,642,150        134,555  1,638,626    8,642,150
  45  3,018,333          --  2,239,856   15,007,385          --  2,133,196   14,292,747             --  2,133,196   14,292,747
  50  3,956,677          --  2,857,199   24,501,876          --  2,721,142   23,335,120             --  2,721,142   23,335,120
  55  5,154,268          --  3,492,505   38,557,663          --  3,457,926   38,175,904             --  3,457,926   38,175,904
  60  6,682,732          --  4,454,706   63,640,458          --  4,454,706   63,640,458             --  4,454,706   63,640,458

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

VUL IV - NY
Illustration
Initial specified amount $250,000                      Male -- age 40                                  Guaranteed costs assumed
Death benefit Option 1                               Preferred nonsmoker                                  Annual premium $4,000
        Premium(1)
        accumulated           Death benefit                        Policy value                      Cash surrender value
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
   1      4,200     250,000    250,000      250,000       3,119      3,329        3,539            514        724          934
   2      8,610     250,000    250,000      250,000       6,139      6,755        7,396          3,534      4,150        4,791
   3     13,241     250,000    250,000      250,000       9,065     10,284       11,605          6,460      7,679        9,000
   4     18,103     250,000    250,000      250,000      11,892     13,914       16,197          9,287     11,309       13,592
   5     23,208     250,000    250,000      250,000      14,615     17,644       21,206         12,010     15,039       18,601
   6     28,568     250,000    250,000      250,000      17,231     21,474       26,671         15,147     19,390       24,587
   7     34,196     250,000    250,000      250,000      19,742     25,410       32,642         18,179     23,847       31,079
   8     40,106     250,000    250,000      250,000      22,146     29,452       39,169         21,104     28,410       38,127
   9     46,312     250,000    250,000      250,000      24,439     33,600       46,308         23,918     33,079       45,787
  10     52,827     250,000    250,000      250,000      26,616     37,856       54,121         26,616     37,856       54,121
  15     90,630     250,000    250,000      250,000      35,436     60,593      105,926         35,436     60,593      105,926
  20    138,877     250,000    250,000      253,940      39,769     85,417      189,508         39,769     85,417      189,508
  25    200,454     250,000    250,000      395,507      37,275    111,793      324,186         37,275    111,793      324,186
  30    279,043     250,000    250,000      620,679      22,843    138,911      535,068         22,843    138,911      535,068
  35    379,345          --    250,000      927,985          --    166,454      867,276             --    166,454      867,276
  40    507,359          --    250,000    1,467,782          --    195,640    1,397,888             --    195,640    1,397,888
  45    670,741          --    250,000    2,323,657          --    237,382    2,213,007             --    237,382    2,213,007
  50    879,262          --    311,298    3,599,990          --    296,475    3,428,562             --    296,475    3,428,562
  55  1,145,393          --    372,210    5,400,068          --    368,525    5,346,602             --    368,525    5,346,602
  60  1,485,052          --    470,056    8,643,946          --    470,056    8,643,946             --    470,056    8,643,946

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

VUL IV ES - NY
Illustration
Initial specified amount $1,300,000                    Male -- age 40                                  Guaranteed costs assumed
Death benefit Option 1                               Preferred nonsmoker                                 Annual premium $18,000
        Premium(1)
        accumulated           Death benefit                        Policy value                      Cash surrender value
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
   1     18,900   1,300,000  1,300,000    1,300,000      13,936     14,878       15,822            390      1,332        2,276
   2     38,745   1,300,000  1,300,000    1,300,000      27,403     30,158       33,031         13,857     16,612       19,485
   3     59,582   1,300,000  1,300,000    1,300,000      40,414     45,864       51,777         26,868     32,318       38,231
   4     81,461   1,300,000  1,300,000    1,300,000      52,943     61,980       72,185         39,397     48,434       58,639
   5    104,434   1,300,000  1,300,000    1,300,000      64,969     78,495       94,400         51,423     64,949       80,854
   6    128,556   1,300,000  1,300,000    1,300,000      76,470     95,396      118,583         65,633     84,560      107,746
   7    153,884   1,300,000  1,300,000    1,300,000      87,459    112,712      144,951         79,331    104,584      136,823
   8    180,478   1,300,000  1,300,000    1,300,000      97,915    130,432      173,711         92,497    125,014      168,293
   9    208,402   1,300,000  1,300,000    1,300,000     107,819    148,552      205,099        105,110    145,842      202,390
  10    237,722   1,300,000  1,300,000    1,300,000     117,150    167,065      239,377        117,150    167,065      239,377
  15    407,835   1,300,000  1,300,000    1,300,000     153,272    264,246      464,824        153,272    264,246      464,824
  20    624,947   1,300,000  1,300,000    1,300,000     166,012    365,474      823,390        166,012    365,474      823,390
  25    902,042   1,300,000  1,300,000    1,720,352     142,197    463,316    1,410,125        142,197    463,316    1,410,125
  30  1,255,694   1,300,000  1,300,000    2,706,457      53,158    542,853    2,333,153         53,158    542,853    2,333,153
  35  1,707,054          --  1,300,000    4,052,335          --    574,490    3,787,229             --    574,490    3,787,229
  40  2,283,116          --  1,300,000    6,415,136          --    477,175    6,109,653             --    477,175    6,109,653
  45  3,018,333          --         --   10,161,320          --         --    9,677,447             --         --    9,677,447
  50  3,956,677          --         --   15,748,053          --         --   14,998,146             --         --   14,998,146
  55  5,154,268          --         --   23,627,611          --         --   23,393,674             --         --   23,393,674
  60  6,682,732          --         --   37,826,148          --         --   37,826,148             --         --   37,826,148

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Code: The Internal Revenue Code of 1986, as amended.


Fixed account: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.


Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.


IDS Life of New York: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company of New York.


Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is insured by the policy.


Lapse: The policy ends without value and no death benefit will be paid.


Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.


Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.


Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.


No Lapse Guarantee to Age 100 (NLG): A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements.

NLG-100 premium: The premium required to keep the NLG-100 in effect. The NLG-100 premium is shown in your policy. It depends on the insured's insurance age, duration, sex, risk classification, optional insurance benefits added by rider and the initial specified amount.

The feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges.

Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.


Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:

o Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

o Upon death of the insured on or after the insured has attained insurance age 100, proceeds will be the greater of:

     -- the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

     -- the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

o    On surrender of the policy, the proceeds will be the cash surrender value.


Risk classification: A group of insureds that IDS Life of New York expects will have similar mortality experience.


Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.


Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.


Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.


Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.


Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.


Variable account: IDS Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.


Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

Financial Statements

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI).

(Back Cover)



Additional information about IDS Life of New York Account 8 (Registrant) is included in SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or IDS Life Insurance Company of New York at the phone and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.


IDS Life Insurance Company of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 541-2251
Web site address: americanexpress.com




You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.



Investment Company Act File #811-5213

Prospectus


May 1, 2003

IDS Life Insurance Company of New York

Variable Universal Life III

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by:         IDS Life Insurance Company of New York (IDS Life of New York)
                   20 Madison Avenue Extension
                   Albany, NY 12203
                   Phone: (800) 541-2251
                   Web site address: americanexpress.com

                   IDS Life of New York Account 8

This prospectus contains information about the life insurance policy that you should know before investing in IDS Life of New York Variable Universal Life (VUL III - NY).

The purpose of the policy is to provide life insurance protection on the life of the insured and to potentially build policy value. The policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:


     o    A fixed account to which we credit interest.

     o    Subaccounts that invest in underlying funds.


Prospectuses are also available for the underlying funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.


Please note that your investments in a policy and its underlying funds:

     o    Are NOT deposits or obligations of a bank or financial institution;

     o Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

     o Are subject to risks including loss of the amount you invested and the policy ending without value.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits and Risks
     Policy Benefits
     Policy Risks
     Fund Risks

Fee Tables
     Transaction Fees
     Charges Other Than Fund Operating Expenses
     Annual Operating Expenses of the Funds

Loads, Fees and Charges
     Premium Expense Charge
     Monthly Deduction
     Surrender Charge
     Partial Surrender Charge
     Mortality and Expense Risk Charge
     Transfer Charge
     Annual Operating Expenses of the Funds
     Effect of Loads, Fees and Charges
     Other Information on Charges


IDS Life of New York


The Variable Account

The Funds
     Relationship Between Funds and Subaccounts
     Substitution of Investments
     Voting Rights

The Fixed Account

Purchasing Your Policy
     Application
     Premiums

Policy Value
     Fixed Account
     Subaccounts


Keeping The Policy in Force
     No Lapse Guarantee
     Grace Period
     Reinstatement
     Exchange Right


Proceeds Payable Upon Death
     Change in Death Benefit Option
     Changes in Specified Amount
     Misstatement of Age or Sex
     Suicide
     Beneficiary

Transfers Between the Fixed Account and Subaccounts
     Restrictions on Transfers
     Fixed Account Transfer Policies
     Minimum Transfer Amounts
     Maximum Transfer Amounts
     Maximum Number of Transfers Per Year
     Automated Transfers
     Automated Dollar-Cost Averaging
     Asset Rebalancing

Policy Loans
     Minimum Loan Amounts
     Maximum Loan Amounts
     Allocation of Loans to Accounts
     Repayments
     Overdue Interest
     Effect of Policy Loans

Policy Surrenders
     Total Surrenders
     Partial Surrenders

Two Ways to Request a Transfer, Loan or Surrender

Payment of Policy Proceeds
     Payment Options
     Deferral of Payments


Federal Taxes
     IDS Life of New York's Tax Status
     Taxation of Policy Proceeds
     Modified Endowment Contracts
     Other Tax Considerations


Legal Proceedings

Policy Illustrations
     Understanding the Illustrations

Key Terms

Financial Statements

Policy Benefits and Risks


This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.


POLICY BENEFITS
-------------------------- -------------------------------------- -------------------------------------------------------------
POLICY BENEFIT             WHAT IT MEANS                          HOW IT WORKS
-------------------------- -------------------------------------- -------------------------------------------------------------
Death Benefit              We will pay a benefit to the           The relationship between the policy value and the death
                           beneficiary of the policy when the     benefit depends on which of two death benefit options you
                           insured dies. Before the insured's     choose:
                           attained insurance age 100, your
                           policy's death benefit can never be    o  Option 1(level amount): The death benefit is the greater
                           less than the specified amount            of the specified amount or a percentage of policy value.
                           unless you change that amount or
                           your policy has outstanding            o  Option 2 (variable amount): The death benefit is the
                           indebtedness.                             greater of the specified amount plus the policy value,
                                                                     or a percentage of policy value.

                                                                  You may change the death benefit option or specified amount within certain limits, but doing so generally will affect
                                                                  policy charges.

                                                                  On or after the insured's attained insurance age 100, the
                                                                  death benefit will be the cash surrender value.
-------------------------- -------------------------------------- -------------------------------------------------------------
Maturity Benefit           If the insured is alive at insurance   The policy matures at the insured's attained insurance age
                           age 100, the policy ends.              100.  We pay you the cash surrender value as a maturity
                                                                  benefit.
-------------------------- -------------------------------------- -------------------------------------------------------------
Optional Insurance         You may add optional benefits to       Available riders you may add:
Benefits                   your policy at an additional cost,
                           in the form of riders (if you meet     o    Accidental Death Benefit Rider (ADB):  ADB
                           certain requirements). The amounts          provides an additional death benefit if the insured's
                           of these benefits do not vary with          death is caused by accidental injury.
                           investment experience of the
                           variable account. Certain              o    Automatic Increase Benefit Rider (AIB):  AIB
                           restrictions apply and are clearly          provides an increase in the specified amount at a
                           described in the applicable rider.          designated percentage on each policy anniversary until
                                                                       insured's attained insurance age 65.

                                                                  o    Children's Insurance Rider (CIR):  CIR provides
                                                                       level term coverage on each eligible child.

                                                                  o    Other Insured Rider (OIR):  OIR provides a level,
                                                                       adjustable death benefit on the life of each other
                                                                       insured covered.

                                                                  o    Waiver of Monthly Deduction Rider (WMD):  Under
                                                                       WMD, we will waive the monthly deduction if the
                                                                       insured becomes totally disabled.
-------------------------- -------------------------------------- -------------------------------------------------------------

-------------------------- -------------------------------------- -------------------------------------------------------------
No-Lapse Guarantee (NLG)   Your policy will not lapse if the      No Lapse Guarantee:  The policy has a NLG option, which
                           NLG is in effect, even if the cash     guarantees the policy will not lapse for five policy
                           surrender value is less than the       years.  The NLG remains in effect if you meet certain
                           amount needed to pay the monthly       premium requirements and indebtedness does not exceed the
                           deduction.                             policy value minus surrender charges.
-------------------------- -------------------------------------- -------------------------------------------------------------
Flexible Premiums          You choose when to pay premiums and    When you apply for your policy, you state how much you
                           how much premium to pay.               intend to pay and whether you will pay quarterly,
                                                                  semiannually or annually. You may also make additional,
                                                                  unscheduled premium payments subject to certain limits. We may refuse premiums in order to comply with the Code.
                                                                  Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether the NLG remains in effect.
-------------------------- -------------------------------------- -------------------------------------------------------------
Right to Examine Your      You may return your policy for any     You may mail or deliver the policy our home office or to
Policy ("Free Look")       reason and receive a full refund of    your financial advisor with a written request for
                           all premiums paid.                     cancellation by the 10th day after you receive it. On the
                                                                  date your request is postmarked or received, the policy
                                                                  will immediately be considered void from the start.

                                                                  Under our current administrative practice, your request to cancel the policy under the "Free Look" provision will be
                                                                  honored if received at our home office within 30 days from the latest of the following dates:

                                                                  o    The date we mail the policy from our office

                                                                  o    The policy date (only if the policy is issued in force)

                                                                  o    The date your sales representative delivers the policy
                                                                       to you as evidenced by our policy delivery receipt,
                                                                       which you must sign and date.

                                                                  We reserve the right to change or discontinue this
                                                                  administrative practice at anytime.
-------------------------- -------------------------------------- -------------------------------------------------------------
Exchange Right             For two years after the policy is      Because the policy itself offers a fixed return option, all
                           issued, you can exchange it for one    you need to do is transfer all of the policy value in the
                           that provides benefits that do not     subaccounts to the fixed account. This exchange does not
                           vary with the investment return of     require our underwriting approval. We do not issue a new
                           the subaccounts.                       policy.
-------------------------- -------------------------------------- -------------------------------------------------------------
Investment Choices         You may direct your net premiums or    o    Under the Variable Account your policy's value may
                           transfer your policy's value to:            increase or decrease daily, depending on the
                                                                       investment return.  No minimum amount is guaranteed.
                           o    The Variable Account which
                                consists of subaccounts, each     o    The Fixed Account earns interest rates that we
                                of which invests in a fund with        adjust periodically. This rate will never be lower
                                a particular investment                than 4%.
                                objective; or

                           o    The Fixed Account, which is
                                our general investment
                                account.
-------------------------- -------------------------------------- -------------------------------------------------------------

-------------------------- -------------------------------------- -------------------------------------------------------------
Surrenders                 You may cancel the policy while it     The cash surrender value is the policy value minus
                           is in force and receive its cash       indebtedness minus any applicable surrender charges.
                           surrender value or take a partial      Partial surrenders are available within certain limits for
                           surrender out of your policy.          a fee.
-------------------------- -------------------------------------- -------------------------------------------------------------
Loans                      You may borrow against your policy's   Your policy secures the loan.
                           cash surrender value.
-------------------------- -------------------------------------- -------------------------------------------------------------
Transfers                  You may transfer your policy's value.  You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. Certain restrictions may apply to transfers. You
                                                                  can also arrange for automated transfers among the fixed
                                                                  account and subaccounts.
-------------------------- -------------------------------------- -------------------------------------------------------------

POLICY RISKS
-------------------------- -------------------------------------- -------------------------------------------------------------
POLICY RISK                WHAT IT MEANS                          WHAT CAN HAPPEN
-------------------------- -------------------------------------- -------------------------------------------------------------
Investment Risk            You direct your net premiums or        o    You can lose cash values due to adverse investment
                           transfer your policy's value to a           experience. No minimum amount is guaranteed under the
                           subaccount that drops in value.             subaccounts of the variable account.

                                                                  o    Your death benefit under Option 2 may be lower due
                                                                       to adverse investment experience.

                                                                  o    Your policy could lapse due to adverse investment
                                                                       experience if the NLG is not in effect and you do not
                                                                       pay premium needed to maintain coverage.
                           You transfer your policy's value       o    The value of the subaccount from which you
                           between subaccounts.                        transferred could increase while the value of the
                                                                       subaccount to which you transferred could decrease.
-------------------------- -------------------------------------- -------------------------------------------------------------
Risk of Limited Policy     The policy is not suitable as a        o    If you are unable to afford the premiums needed to
Values in Early Years      short-term investment.                      keep the policy in force for a long period of time,
                                                                       your policy could lapse with no value.

                                                                  o    Surrender charges significantly reduce policy
                           Your policy has little or no cash           value during the first five policy years. Poor
                           surrender value in the early policy         investment performance can also significantly reduce
                           years.                                      policy values. During early policy years the cash
                                                                       surrender value may be less than the premiums you pay
                                                                       for the policy.

                           Your ability to take partial           o    You cannot take partial surrenders during the
                           surrenders is limited.                      first policy year.
-------------------------- -------------------------------------- -------------------------------------------------------------

-------------------------- -------------------------------------- -------------------------------------------------------------
Lapse Risk                 You do not pay the premiums needed     o    We will not pay a death benefit if your policy
                           to maintain coverage.                       lapses.

                           Your policy may lapse due to           o    Surrender charges affect the surrender value,
                           surrender charges.                          which is a measure we use to determine whether your
                                                                       contract will enter a grace period (and possibly
                                                                       lapse).  A partial surrender will reduce the policy
                                                                       value, death benefit and may terminate the NLG.

                           You take a loan against your policy.   o    Taking a loan increases the risk that your policy
                                                                       will lapse, will have a permanent effect on the policy
                                                                       value, will reduce the death benefit and may terminate
                                                                       the NLG.

                           Your policy can lapse due to poor      o    Your policy could lapse due to adverse investment
                           investment performance.                     experience if the NLG is not in effect and you do not
                                                                       pay premium needed to maintain coverage
-------------------------- -------------------------------------- -------------------------------------------------------------
Exchange / Replacement     You drop another policy to buy this    o    You may pay surrender charges on the policy you
Risk                       one.                                        drop.

                                                                  o    This policy has surrender charges, which may
                                                                       extend beyond those in the policy you drop.

                                                                  o    You will be subject to new incontestability and
                                                                       suicide periods.

                                                                  o    You may be in a higher insurance risk-rating
                                                                       category now and you may pay higher premiums.

                                                                  o    If you borrow from another policy to buy this one,
                                                                       the loan reduces the death benefit on the other
                                                                       policy.  If you fail to repay the loan and accrued
                           You use cash values or dividends            interest, you could lose the other coverage and you
                           from another policy to buy this one.        may be subject to income tax if the policy ends with a
                                                                       loan against it.

                                                                  o    The exchange may have adverse tax consequences.
-------------------------- -------------------------------------- -------------------------------------------------------------
Tax Risk                   Congress may change current tax law    o    You could lose any or all of the specific federal
                           at any time.                                income tax attributes and benefits of a life insurance
                                                                       policy including tax-deferred accrual of cash values
                           The Internal Revenue Service (IRS)          and income tax free death benefits.
                           may change how it interprets tax law.
                           The policy fails to qualify as life    o    Increases in cash value are taxable as ordinary
                           insurance for federal income tax            income.  Your beneficiary may have to pay income tax
                           purposes.                                   on part of the death benefit.

                           Certain changes you make to the        o    Cash values taken from or assigned under a
                           policy may cause it to become a             modified endowment contract before the owner's age 59 1/2
                           "modified endowment contract" for           will be subject to a 10% penalty tax in most cases.
                           federal income tax purposes.
                           The IRS determines that you, not the   o    You may be taxed on the income of each subaccount
                           Variable Account, are the owner of          to the extent of your investment.
                           the fund shares held by our Variable
                           Account.
-------------------------- -------------------------------------- -------------------------------------------------------------

-------------------------- -------------------------------------- -------------------------------------------------------------
                           You buy this policy to fund a          o    The tax-deferred accrual of cash values provided
                           tax-deferred retirement plan.               by the policy is unnecessary because tax deferral is
                                                                       provided by the tax-deferred retirement plan.
-------------------------- -------------------------------------- -------------------------------------------------------------

Variable life insurance is complex. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may be authorized to offer you several different variable life insurance policies in addition to those described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. The investment managers and advisers cannot guarantee that the funds will meet their investment objectives.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer cash value between investment options.


TRANSACTION FEES
------------------------- ---------------------------- ---------------------------------------------------------------
CHARGE                    WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
------------------------- ---------------------------- ---------------------------------------------------------------
Premium Expense Charge    When you pay premium.        3.5% of each premium payment.
------------------------- ---------------------------- ---------------------------------------------------------------
Surrender Charge*         When you surrender your      Rate per $1,000 of initial specified amount:
                          policy for its full cash
                          surrender value, or the      Minimum: $5.11 - Female, Standard, Age 1
                          policy lapses, during the
                          first ten years and for      Maximum: $36.80 - Male, Smoker, Age 85
                          ten years after requesting
                          an increase in the           Representative Insured: $10.42 - Male, Preferred Nonsmoker,
                          specified amount.            Age 40
------------------------- ---------------------------- ---------------------------------------------------------------
Partial Surrender Charge  When you surrender part of   The lesser of:
                          the value of your policy.
                                                       o    $25; or

                                                       o    2% of the amount surrendered.
------------------------- ---------------------------- ---------------------------------------------------------------
Transfer Charge           Upon transfer, if we         Maximum: Up to $25 per transfer in excess of five.
                          impose a limit of five
                          transfers per year by mail   Current: No charge.
                          or phone per policy year.
------------------------- ---------------------------- ---------------------------------------------------------------
Fees for express mail     When we pay policy           o    $15 - United States
and wire transfers of     proceeds by express mail
loan payments and         or wire transfer.            o    $30 - International
surrenders
------------------------- ---------------------------- ---------------------------------------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life of New York at the address or phone number shown on the first page of this prospectus.


The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.


CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------- ---------------------------- ---------------------------------------------------------------
CHARGE                    WHEN CHARGE IS DEDUCTED                             AMOUNT DEDUCTED
------------------------- ---------------------------- ---------------------------------------------------------------
Cost of Insurance         Monthly.                     Monthly rate per $1,000 of net amount at risk:
Charges*
                                                       Minimum: $0.06 - Female, Standard, Age 10

                                                       Maximum: $83.33 - Male, Smoker, Age 99

                                                       Representative Insured: $0.20 - Male, Preferred Nonsmoker,
                                                       Age 40
------------------------- ---------------------------- ---------------------------------------------------------------
Policy Fee                Monthly.                     Guaranteed: $5 per month.
------------------------- ---------------------------- ---------------------------------------------------------------
Mortality and Expense     Daily                        Guaranteed:  0.90% of the average daily net asset value of
Risk Charge                                            the subaccounts for all policy years.

                                                       Current:

                                                       o    0.90% for policy years 1-10; and

                                                       o    0.45% for policy years 11+.
------------------------- ---------------------------- ---------------------------------------------------------------
Interest Rate on Loans    Charged daily and due at     Guaranteed: 6% per year.
                          the end of the policy year
                                                       Current:

                                                       o    6% for policy years 1-10;

                                                       o    4% for policy years 11+.
------------------------- ---------------------------- ---------------------------------------------------------------
Accidental Death          Monthly.                     Monthly rate per $1,000 of accidental death benefit amount:
Benefit Rider (ADB)*
                                                       Minimum: $0.04 - Female, Age 5

                                                       Maximum: $0.16 - Male, Age 69

                                                       Representative Insured: $0.08 - Male, Preferred Nonsmoker,
                                                       Age 40
------------------------- ---------------------------- ---------------------------------------------------------------
Automatic Increase        No charge.                   No charge for this rider, however, the additional insurance
Benefit Rider (AIBR)                                   added by the rider is subject to monthly cost of insurance charges.
------------------------- ---------------------------- ---------------------------------------------------------------
Children's Insurance      Monthly.                     Monthly rate per $1,000 of CIR specified amount:
Rider (CIR)
                                                       $0.58
------------------------- ---------------------------- ---------------------------------------------------------------

------------------------- ---------------------------- ---------------------------------------------------------------
Other Insured Rider       Monthly.                     Monthly rate per $1,000 of OIR specified amount:
(OIR)*
                                                       Minimum: $0.06 - Female, Standard, Age 10

                                                       Maximum: $83.33 - Male, Smoker, Age 99

                                                       Representative Insured: $0.20 - Male, Preferred Nonsmoker,
                                                       Age 40
------------------------- ---------------------------- ---------------------------------------------------------------
Waiver of Monthly         Monthly.                     Monthly rate per $1,000 of net amount at risk plus the OIR
Deduction Rider (WMD)*                                 specified amounts if applicable:

                                                       Minimum: $0.01 - Female, Standard, Age 5

                                                       Maximum: $0.28 - Male, Smoker, Age 59

                                                       Representative Insured: $0.02 - Male, Preferred Nonsmoker,
                                                       Age 40
------------------------- ---------------------------- ---------------------------------------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life at the address or phone number shown on the first page of this prospectus.


ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds. The first item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy. The second table shows the actual fees and expenses charged by each fund for the end of the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


------------------------------------------- ----------------- ------------------
Total Annual Fund Operating Expenses            MINIMUM             MAXIMUM
(including management fees, distribution
and/or service (12b-1) fees and other
expenses):
------------------------------------------- ----------------- ------------------
Before fee waivers and/or expense
reimbursements
------------------------------------------- ----------------- ------------------
After fee waivers and/or expense
reimbursements
------------------------------------------- ----------------- ------------------

Annual operating expenses of the funds as a percentage of average daily net assets)
                                                  Management        12b-1       Other      Gross total annual
                                                     fees           fees       expenses           expenses
IDS Life Series Fund, Inc. --
     Equity Portfolio                                %              %             %             %
     Equity Income Portfolio
     Government Securities Portfolio
     Income Portfolio
     International Equity Portfolio
     Managed Portfolio
     Money Market Portfolio

AXP(R) Variable Portfolio -
     Blue Chip Advantage Fund
     Capital Resource Fund
     Cash Management Fund
     Diversified Equity Income Fund
     Emerging Markets Fund
     Extra Income Fund
     Federal Income Fund
     Global Bond Fund
     Growth Fund
     International Fund
     Managed Fund
     New Dimensions Fund(R)
     S&P 500 Index Fund
     Small Cap Advantage Fund
     Strategy Aggressive Fund
AIM V.I.
     Capital Appreciation Fund, Series I Shares
     Capital Development Fund, Series I Shares
     Core Equity Fund, Series I Shares
American Century(R) Variable Portfolios, Inc.
     VP International, Class I
     VP Value, Class I
Calvert Variable Series, Inc.
     Social Balanced Portfolio
Credit Suisse Trust
     Emerging Growth Portfolio
     Small Cap Growth Portfolio
Fidelity(R) VIP
     Growth & Income Portfolio Service Class
     Mid Cap Portfolio Service Class
     Overseas Portfolio Service Class
FTVIPT
     Franklin Real Estate Fund - Class 2
     Franklin Small Cap Value Securities Fund - Class 2
     Templeton Foreign Securities Fund - Class 2
     Templeton International Smaller Companies Fund - Class 2
Goldman Sachs VIT
     CORE(SM) Small Cap Equity Fund
     CORE(SM) U.S. Equity Fund
     Mid Cap Value Fund

Janus Aspen Series
     Aggressive Growth Portfolio: Service Shares
     Global Technology Portfolio: Service Shares
     International Growth Portfolio: Service Shares
Lazard Retirement Series
     International Equity Portfolio
MFS(R)
     Investors Growth Stock Series - Service Class
     New Discovery Series - Service Class
Putnam Variable Trust
     Putnam VT High Yield Fund - Class IB Shares
     Putnam VT International New Opportunities Fund - Class IA Shares Putnam VT New Opportunities Fund - Class IB Shares
     Putnam VT Vista Fund - Class IB Shares
Royce Capital Fund
     Micro-Cap Portfolio
Third Avenue
     Value Portfolio
Wanger
     International Small Cap
     U.S. Smaller Companies

IDS Life of New York has entered into certain arrangements under which we are compensated by the funds' advisers and/or distributors for the administrative services we provide to these funds.


Loads, Fees and Charges


Policy charges compensate us for:


o    providing the insurance benefits of the policy;

o    issuing the policy;

o    administering the policy;

o    assuming certain risks in connection with the policy; and

o    distributing the policy.


We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.


PREMIUM EXPENSE CHARGE


We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3.5% of each premium payment. It partially compensates us for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also compensates us for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1.   the cost of insurance for the policy month;

2.   the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.


You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.


We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which you want us to take the monthly deduction, or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.


If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect (See "No Lapse Guarantee;" also "Grace Period" and "Reinstatement.")


Components of the monthly deduction:


1. Cost of Insurance: primarily, the cost of providing the death benefit under your policy. It depends on:


o    the amount of the death benefit;

o    the policy value; and

o    the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:


(a) is the monthly cost of insurance rate based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

(b) is the death benefit on the monthly date divided by 1.0032737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.


(d) is any flat extra insurance charges we assess as a result of special underwriting considerations.


2. Policy fee: $5 per month. This charge reimburses us for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider (see "Optional Insurance Benefits").


SURRENDER CHARGE


If you surrender your policy or the policy lapses during the first ten policy years and in the ten years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses us for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. We will show the additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following table illustrates the maximum surrender charge for a male, insurance age 40 qualifying for preferred nonsmoker rates. We assume the specified amount to be $250,000, with an annual premium of 4,000.

                  Lapse or surrender                 Maximum
                 at beginning of year           Surrender charge
                           1                       $2605.00
                           2                        2605.00
                           3                        2605.00
                           4                        2605.00
                           5                        2605.00
                           6                        2605.00
                           7                        2084.00
                           8                        1563.00
                           9                        1042.00
                          10                         521.00
                          11                           0


From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

PARTIAL SURRENDER CHARGE


If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.


MORTALITY AND EXPENSE RISK CHARGE


This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.90% of the average daily net asset value of the subaccounts for the first 10 policy years and 0.45% thereafter. We reserve the right to charge up to 0.90% for all policy years. Computed daily, the charge compensates us for:


o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.


Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses.


TRANSFER CHARGE


We reserve the right to limit transfers by mail or phone to five per policy year. If we allow more than five transfers by mail or phone per policy year, we also reserve the right to assess a fee for each transfer in excess of five made by mail or phone. We guarantee that this fee will not exceed $25 per transfer for the duration of your policy.


ANNUAL OPERATING EXPENSES OF THE FUNDS

Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

EFFECT OF LOADS, FEES AND CHARGES

Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

     o    cost of insurance charges;

     o    surrender charges;

     o    cost of optional insurance benefits;

     o    policy fees;

     o    mortality and expense risk charges; and

     o annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.


IDS Life of New York

We are a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

We conduct a conventional life insurance business in the State of New York. Our affiliate, IDS Life Insurance Company (IDS Life), has been in the variable annuity business since 1968 and have sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.


The Variable Account


The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

The Funds


You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:

--------------------------------------------------------------------------------------------------------------------
  Subaccount      Investing In              Investment Objectives and Policies               Investment Adviser
--------------------------------------------------------------------------------------------------------------------
Equity Income  IDS Life Series    Objective: to provide a high level of current income    American Express
               Fund - Equity      and, as a secondary goal, steady growth of capital.     Financial Corporation
               Income Portfolio   Invests primarily in equity securities. Under normal    (AEFC)
                                  market conditions, the Fund will invest at
                                  least 80% of its net assets in equity
                                  securities.
--------------------------------------------------------------------------------------------------------------------
Equity         IDS Life Series    Objective: capital appreciation. Invests primarily in   AEFC
               Fund - Equity      common stocks and securities convertible into common
               Portfolio          stock.
--------------------------------------------------------------------------------------------------------------------
Government     IDS Life Series    Objective: to provide a high level of current income    AEFC
Securities     Fund - Government  and safety of principal. Under normal market
               Securities         conditions, at least 80% of the Fund's net assets are
               Portfolio          invested in securities issued or guaranteed as to
                                  principal and interest by the U.S. government and its
                                  agencies.
--------------------------------------------------------------------------------------------------------------------
Income         IDS Life Series    Objective: to maximize current income while attempting  AEFC
               Fund - Income      to conserve the value of the investment and to
               Portfolio          continue the high level of income for the longest
                                  period of time. Under normal market
                                  conditions, the Fund primarily will invest in
                                  debt securities. At least 50% of net assets
                                  are invested in investment grade corporate
                                  bonds, certain unrated debt obligations that
                                  are believed to be of the same investment
                                  quality and government securities.
--------------------------------------------------------------------------------------------------------------------
International  IDS Life Series    Objective: capital appreciation. Under normal market    AEFC
Equity         Fund -             conditions, at least 80% of the Fund's net assets will
               International      be invested in equity securities. Invests primarily in
               Equity Portfolio   securities of companies located outside of  the U.S.
--------------------------------------------------------------------------------------------------------------------
Managed        IDS Life Series    Objective: to maximize total investment return through  AEFC
               Fund - Managed     a combination of capital appreciation and current
               Portfolio          income. Invests primarily in a combination of equity
                                  and debt securities. The Fund will invest in a
                                  combination of common and preferred stocks,
                                  convertible securities, debt securities, and
                                  money market instruments. Investments will be
                                  continueously adjusted subject to the
                                  following three net asset limits: (1) up to
                                  75% in equity securities, (2) up to 75% in
                                  bonds or other debt securities, and (3) up to
                                  100% in money market instruments, of the
                                  assets invested in bonds, at least 50% will be
                                  investment grade corporate bonds (or in other
                                  bonds that the investment manager believes
                                  have the same investment qualities) and in
                                  government bonds.
--------------------------------------------------------------------------------------------------------------------
Money Market   IDS Life Series    Objective: The Fund's assets primarily are invested in  AEFC
               Fund - Money       money market instruments, such as marketable debt
               Market Portfolio   obligations issued by the U.S. government or its
                                  agencies, bank certificates of deposit,
                                  bankers' acceptances, letters of credit, and
                                  commercial paper, including asset-backed
                                  commercial paper.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Subaccount      Investing In              Investment Objectives and Policies               Investment Adviser
--------------------------------------------------------------------------------------------------------------------
YBC            AXP(R) Variable    Objective: long-term total return exceeding that of     AEFC
               Portfolio - Blue   the U.S. stock market. Invests primarily in blue chip
               Chip Advantage     stocks. Blue chip stocks are issued by companies with
               Fund               a market capitalization of at least $1 billion, an
                                  established management, a history of
                                  consistent earnings and a leading position
                                  within their respective industries.
--------------------------------------------------------------------------------------------------------------------
YBD            AXP(R) Variable    Objective: high level of current income while           AEFC
               Portfolio - Bond   conserving the value of the investment and continuing
               Fund               a high level of income for the longest time period.
                                  Invests primarily in bonds and other debt obligations.
--------------------------------------------------------------------------------------------------------------------
YCR            AXP(R) Variable    Objective: capital appreciation. Invests primarily in   AEFC
               Portfolio -        U.S. common stocks and other securities convertible
               Capital Resource   into common stocks.
               Fund
--------------------------------------------------------------------------------------------------------------------
YCM            AXP(R) Variable    Objective: maximum current income consistent with       AEFC
               Portfolio - Cash   liquidity and stability of principal. Invests
               Management Fund    primarily in money market securities.
--------------------------------------------------------------------------------------------------------------------
YDE            AXP(R) Variable    Objective: high level of current income and, as a       AEFC
               Portfolio -        secondary goal, steady growth of capital. Invests
               Diversified        primarily in dividend-paying common and preferred
               Equity Income Fund stocks.
--------------------------------------------------------------------------------------------------------------------
YEM            AXP(R) Variable    Objective: long-term capital growth. Invests primarily  AEFC; American Express
               Portfolio -        in equity securities of companies in emerging market    Asset Management
               Emerging Markets   countries.                                              International, Inc., a
               Fund                                                                       wholly-owned subsidiary
                                                                                          of AEFC, is the
                                                                                          subadviser.
--------------------------------------------------------------------------------------------------------------------
YEX            AXP(R) Variable    Objective: high current income, with capital growth as  AEFC
               Portfolio - Extra  a secondary objective. Invests primarily in
               Income Fund        high-yielding, high-risk corporate bonds (junk bonds)
                                  issued by U.S. and foreign companies and governments.
--------------------------------------------------------------------------------------------------------------------
YFI            AXP(R) Variable    Objective: a high level of current income and safety    AEFC
               Portfolio -        of principal consistent with an investment in U.S.
               Federal Income     government and government agency securities. Invests
               Fund               primarily in debt obligations issued or guaranteed as
                                  to principal and interest by the U.S. government, its
                                  agencies or instrumentalities.
--------------------------------------------------------------------------------------------------------------------
YGB            AXP(R) Variable    Objective: high total return through income and growth  AEFC
               Portfolio -        of capital. Non-diversified mutual fund that invests
               Global Bond Fund   primarily in debt obligations of U.S. and foreign
                                  issuers.
--------------------------------------------------------------------------------------------------------------------
YGR            AXP(R) Variable    Objective: long-term capital growth. Invests primarily  AEFC
               Portfolio -        in common stocks and securities convertible into
               Growth Fund        common stocks that appear to offer growth
                                  opportunities.
--------------------------------------------------------------------------------------------------------------------
YIE            AXP(R) Variable    Objective: capital appreciation. Invests primarily in   AEFC; American Express
               Portfolio -        common stocks or convertible securities of foreign      Asset Management
               International Fund issuers that offer strong growth potential.             International, Inc., a
                                                                                          wholly-owned subsidiary
                                                                                          of AEFC, is the
                                                                                          subadviser.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Subaccount      Investing In              Investment Objectives and Policies               Investment Adviser
--------------------------------------------------------------------------------------------------------------------
YMF            AXP(R) Variable    Objective: maximum total investment return through a    AEFC
               Portfolio -        combination of capital growth and current income.
               Managed Fund       Invests primarily in a combination of common and
                                  preferred stocks, convertible securities, bonds and
                                  other debt securities.
--------------------------------------------------------------------------------------------------------------------
YND            AXP(R) Variable    Objective: long-term growth of capital. Invests         AEFC
               Portfolio - New    primarily in common stocks showing potential for
               Dimensions         significant growth.
               Fund(R) (italics)
--------------------------------------------------------------------------------------------------------------------
YIV            AXP(R) Variable    Objective: long-term capital appreciation.              AEFC
               Portfolio - S&P    Non-diversified fund that invests primarily in
               500 Index Fund     securities that are expected to provide investment
                                  results that correspond to the performance of the S&P
                                  500(R) Index.
--------------------------------------------------------------------------------------------------------------------
YSM            AXP(R) Variable    Objective: long-term capital growth. Invests primarily  AEFC; Kenwood Capital
               Portfolio - Small  in equity stocks of small companies that are often      Management LLC,
               Cap Advantage Fund included in the Russell 2000 Index and/or have market   subadviser.
                                  capitalization under $2 billion.
--------------------------------------------------------------------------------------------------------------------
YSA            AXP(R) Variable    Objective: capital appreciation. Invests primarily in   AEFC
               Portfolio -        equity securities of growth companies.
               Strategy
               Aggressive Fund
--------------------------------------------------------------------------------------------------------------------
YCA            AIM V.I. Capital   Objective: growth of capital. Invests principally in    A I M Advisors, Inc.
               Appreciation       common stocks of companies likely to benefit from new
               Fund, Series I     or innovative products, services or processes as well
               Shares             as those with above-average growth and excellent
                                  prospects for future growth.
--------------------------------------------------------------------------------------------------------------------
YCD            AIM V.I. Capital   Objective: long-term growth of capital. Invests         A I M Advisors, Inc.
               Development Fund,  primarily in securities (including common stocks,
               Series I Shares    convertible securities and bonds) of small- and
                                  medium-sized companies.
--------------------------------------------------------------------------------------------------------------------
YGI            AIM V.I. Core      Objective: growth of capital, with current income as a  A I M Advisors, Inc.
               Equity Fund,       secondary objective. Invests normally at least 80% of
               Series I Shares    its net assets, plus the amount of any borrowings for
                                  investment purposes, in equity securities,
                                  including convertible securities of
                                  established companies that have long-term
                                  above-average growth in earnings and dividends
                                  and growth companies that are believed to have
                                  the potential for above-average growth in
                                  earnings and dividends.
--------------------------------------------------------------------------------------------------------------------
YIR            American           Objective: long term capital growth. Invests primarily  American Century
               Century(R) VP      in stocks of growing foreign companies in developed     Investment Management,
               International,     countries.                                              Inc.
               Class 1
--------------------------------------------------------------------------------------------------------------------
YVL            American           Objective: long-term capital growth, with income as a   American Century
               Century(R) VP      secondary objective. Invests primarily in stocks of     Investment Management,
               Value, Class 1     companies that management believes to be undervalued    Inc.
                                  at the time of purchase.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Subaccount      Investing In              Investment Objectives and Policies               Investment Adviser
--------------------------------------------------------------------------------------------------------------------
YSB            Calvert Variable   Objective: income and capital growth. Invests           Calvert Asset Management
               Series, Inc.       primarily in stocks, bonds and money market             Company, Inc. (CAMCO),
               Social Balanced    instruments which offer income and capital growth       investment adviser. SsgA
               Portfolio          opportunity and which satisfy the investment and        Funds Management, Inc.
                                  social criteria.                                        and Brown Capital
                                                                                          Management are the
                                                                                          investment subadvisers.
--------------------------------------------------------------------------------------------------------------------
YEG            Credit Suisse      Objective: maximum capital appreciation. Invests in     Credit Suisse Asset
               Trust - Emerging   U.S. equity securities of emerging-growth companies     Management, LLC
               Growth Portfolio   with growth characteristics such as positive earnings
                                  and potential for accelerated growth.
--------------------------------------------------------------------------------------------------------------------
YSC            Credit Suisse      Objective: capital growth. Invests in equity            Credit Suisse Asset
               Trust - Small Cap  securities of small U.S. companies, which are either    Management, LLC
               Growth Portfolio   developing companies or older companies in a growth
                                  stage or are providing products or services
                                  with a high unit volume growth rate.
--------------------------------------------------------------------------------------------------------------------
YGC            Fidelity(R) VIP    Strategy: high total return through a combination of    Fidelity Management &
               Growth & Income    current income and capital appreciation. Normally       Research Company (FMR),
               Portfolio Service  invests a majority of assets in common stocks with a    investment manager; FMR
               Class 2            focus on those that pay current dividends and show      U.K., FMR Far East,
                                  potential for capital appreciation.                     sub-investment advisers.
--------------------------------------------------------------------------------------------------------------------
YMP            Fidelity(R) VIP    Strategy: long-term growth of capital. Normally         FMR; FMR U.K., FMR Far
               Mid Cap Portfolio  invests at least 80% of assets in securities of         East, sub-investment
               Service Class      companies with medium market capitalization common      advisers.
                                  stocks.
--------------------------------------------------------------------------------------------------------------------
YOS            Fidelity(R) VIP    Strategy: long-term growth of capital. Invests           FMR; FMR U.K., FMR Far
               Overseas           primarily in common stocks of foreign securities.       East, Fidelity
               Portfolio Service  Normally invests at least 80% of assets in non-U.S.     International Investment
               Class              securities.                                             Advisors (FIIA) and FIIA
                                                                                          U.K., sub-investment
                                                                                          advisers.
--------------------------------------------------------------------------------------------------------------------
YRE            FTVIPT Franklin    Objective: capital appreciation with a secondary goal   Franklin Advisers, Inc.
               Real Estate Fund   to earn current income. Invests at least 80% of its
               - Class 2          net assets in investments of companies operating in
                                  the real estate industry. The Fund invests primarily
                                  in equity real estate investment trusts (REITs).
--------------------------------------------------------------------------------------------------------------------
YSV            FTVIPT Franklin    Objective: long-term total return. Invests at least     Franklin Advisory
               Small Cap Value    80% of its net assets in investments of small           Services, LLC
               Securities Fund -  capitalization companies. For this Fund, small
               Class 2            capitalization companies are those that have a market
                                  cap not exceeding $2.5 billion, at the time of
                                  purchase. Invests primarily in equity
                                  securities of companies the manager believes
                                  are selling substantially below the underlying
                                  value of their assets or their private market
                                  value.
--------------------------------------------------------------------------------------------------------------------
YIF            FTVIPT Templeton   Objective: long-term capital growth. Invests at least   Templeton Investment
               Foreign            80% of its net assets in foreign securities, including  Counsel, LLC
               Securities Fund -  those in emerging markets.
               Class 2
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Subaccount      Investing In              Investment Objectives and Policies               Investment Adviser
--------------------------------------------------------------------------------------------------------------------
YSE            Goldman Sachs VIT  Objective: seeks long-term growth of capital. Invests,  Goldman Sachs Asset
               CORE(SM) Small     under normal circumstances, at least 80% of its net     Management
               Cap Equity Fund    assets plus any borrowing for investment purposes
                                  (measured at the time of purchase) in a broadly
                                  diversified portfolio of equity investments of U.S.
                                  issuers which are included in the Russell 2000 Index
                                  at the time of investment.
--------------------------------------------------------------------------------------------------------------------
YUE            Goldman Sachs VIT  Objective: seeks long-term growth of capital and        Goldman Sachs Asset
               CORE(SM) U.S.      dividend income. Invests, under normal circumstances,   Management
               Equity Fund        at least 90% of its total assets (not including
                                  securities lending collateral and any
                                  investment of that collateral) measured at
                                  time of purchase in a broadly diversified
                                  portfolio of large-cap and blue chip equity
                                  investments representing all major sectors of
                                  the U.S. economy.
--------------------------------------------------------------------------------------------------------------------
YMC            Goldman Sachs VIT  Objective: seeks long-term capital appreciation.        Goldman Sachs Asset
               Mid Cap Value Fund Invests, under normal circumstances, at least 80% of    Management
                                  its net assets plus any borrowing for
                                  investment purposes (measured at time of
                                  purchase) in a diversified portfolio of equity
                                  investments in mid-capitalization issuers
                                  within the range of the market capitalization
                                  of companies constituting the Russell Midcap
                                  Value Index at the time of investment.
--------------------------------------------------------------------------------------------------------------------
YAG            Janus Aspen        Objective: long-term growth of capital.                 Janus Capital
               Series Aggressive  Non-diversified mutual fund that primarily invests in
               Growth Portfolio:  common stocks selected for their growth potential and
               Service Shares     normally invests at least 50% of its equity assets in
                                  medium-sized companies.
--------------------------------------------------------------------------------------------------------------------
YGT            Janus Aspen        Objective: long-term growth of capital.                 Janus Capital
               Series Global      Non-diversified mutual fund that invests, under normal
               Technology         circumstances, at least 80% of its net assets in
               Portfolio:         securities of companies that the portfolio manager
               Service Shares     believes will benefit significantly from advances or
                                  improvements in technology. It implements this policy
                                  by investing primarily in equity securities of U.S.
                                  and foreign companies selected for their growth
                                  potential.
--------------------------------------------------------------------------------------------------------------------
YIG            Janus Aspen        Objective: long-term growth of capital. Invests, under  Janus Capital
               Series             normal circumstances, at least 80% of its net assets
               International      in securities of issuers from at least five different
               Growth Portfolio:  countries, excluding the United States. Although the
               Service Shares     Portfolio intends to invest substantially all of its
                                  assets in issuers located outside the United
                                  States, it may at times invest in U.S. issuers
                                  and it may at times invest all of its assets
                                  in fewer than five countries or even a single
                                  country.
--------------------------------------------------------------------------------------------------------------------
YIP            Lazard Retirement  Objective: long-term capital appreciation. Invests      Lazard Asset Management
               International      primarily in equity securities, principally common
               Equity Portfolio   stocks, of relatively large non-U.S. companies with
                                  market capitalizations in the range of the
                                  Morgan Stanley Capital International (MSCI)
                                  Europe, Australia and Far East (EAFE(R)) Index
                                  that the Investment Manager believes are
                                  undervalued based on their earnings, cash flow
                                  or asset values.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  Subaccount      Investing In              Investment Objectives and Policies               Investment Adviser
--------------------------------------------------------------------------------------------------------------------
YGW            MFS(R) Investors   Objective: long-term growth of capital and future       MFS Investment
               Growth Stock       income. Invests at least 80% of its total assets in     Management(R)
               Series - Service   common stocks and related securities of companies
               Class              which MFS(R) believes offer better than average
                                  prospects for long-term growth.
--------------------------------------------------------------------------------------------------------------------
YDS            MFS(R) New         Objective: capital appreciation. Invests primarily in   MFS Investment
               Discovery Series   equity securities of emerging growth companies.         Management(R)
               - Service Class
--------------------------------------------------------------------------------------------------------------------
YPH            Putnam VT High     Objective: seeks high current income. Capital growth    Putnam Investment
               Yield Fund -       is a secondary goal when consistent with achieving      Management, LLC
               Class IB Shares    high current income. The fund seeks its goal by
                                  investing at least 80% of the fund's net
                                  assets in U.S. corporate bonds rated below
                                  investment-grade (junk bonds) and that have
                                  intermediate to long-term maturities (three
                                  years or longer).
--------------------------------------------------------------------------------------------------------------------
YIO            Putnam VT          Objective: long-term capital appreciation. The fund     Putnam Investment
               International New  seeks its goal by investing mainly in common stocks of  Management, LLC
               Opportunities      companies outside the United States with a focus on
               Fund - Class IB    growth stocks.
               Shares
--------------------------------------------------------------------------------------------------------------------
YNO            Putnam VT New      Objective: long-term capital appreciation. The fund     Putnam Investment
               Opportunities      seeks its goal by investing mainly in common stocks of  Management, LLC
               Fund - Class IA    U.S. companies with a focus on growth stocks in
               Shares             sectors of the economy that Putnam Management believes
                                  to have high growth potential.
--------------------------------------------------------------------------------------------------------------------
YVS            Putnam VT Vista    Objective: capital appreciation. The fund seeks its     Putnam Investment
               Fund - Class IB    goal by investing mainly in common stocks of U.S.       Management, LLC
               Shares             companies with a focus on growth stocks.
--------------------------------------------------------------------------------------------------------------------
YMI            Royce Micro-Cap    Objective: long-term growth of capital. Invests         Royce & Associates, LLC
               Portfolio          primarily in a broadly diversified portfolio of equity
                                  securities issued by micro-cap companies
                                  (companies with stock market capitalizations
                                  below $400 million).
--------------------------------------------------------------------------------------------------------------------
YVA            Third Avenue       Objective: long-term capital appreciation. Invests      ESQF Advisers, Inc.
               Value Portfolio    primarily in common stocks of well financed, well
                                  managed companies at a substantial discount to
                                  what the Adviser believes is their true value.
--------------------------------------------------------------------------------------------------------------------
YIC            Wanger             Objective: long-term growth of capital. Invests         Liberty Wanger Asset
               International      primarily in stocks of small and medium-size non-U.S.   Management, L.P.
               Small Cap          companies with capitalizations of less than $2 billion.
--------------------------------------------------------------------------------------------------------------------
YSP            Wanger U.S.        Objective: long-term growth of capital. Invests         Liberty Wanger Asset
               Smaller Companies  primarily in stocks of small- and medium-size U.S.      Management, L.P.
                                  companies with capitalizations of less than $5 billion.
--------------------------------------------------------------------------------------------------------------------


Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or phone number on the first page of this prospectus.

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS


We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in our judgment the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.


In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. We will notify owners within five days of any substitution or change.

VOTING RIGHTS


As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proporation as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.


The Fixed Account


You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts"). The fixed account is our general investment account. It includes all assets we own other than those in the variable account and other separate accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 4%, although we may do so at our sole discretion. Rates higher than 4% may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Purchasing Your Policy

APPLICATION


To apply for coverage, complete an application and send it with your premium payment to our home office. In your application, you:


o    select a specified amount of insurance;

o    select a death benefit option;

o    designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges.")


Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way a policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.


Incontestability: We will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

PREMIUMS


Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, we require that you pay premiums sufficient to keep the NLG in effect in order to keep the policy in force.


You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.


The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.


You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.


Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.


Allocation of premiums: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.


Policy Value


The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:


We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

     o the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

     o    interest credited; minus

     o the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

     o any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.


The accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: To calculate the number accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

     o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

     o    dividing that sum by the previous  adjusted net asset value per share;
          and

     o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional net premiums allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial surrenders and partial surrender fees;

o    surrender charges; and/or

o    monthly deductions.

Accumulation unit values will fluctuate due to:

o    changes in underlying fund net asset value;

o    dividends distributed to the subaccounts;

o    capital gains or losses of underlying funds;

o    fund operating expenses; and/or

o    mortality and expense risk charges.

When valuations occur: We calculate all policy values allocated to subaccounts and all transactions under the policy on any day the New York Stock Exchange is open for regular trading (valuation date). These transaction include:

     o    premium payments;

     o    loan requests and repayments;

     o    surrender requests; and

     o    transfers.

Payments or requests we receive after 3:00 p.m. Central time on a valuation date will be valued as of the end of the next valuation date. Valuation dates do not occur when the New York Stock Exchange is closed as, for example, on Saturdays, Sundays and national holidays.

Keeping The Policy in Force



NO LAPSE GUARANTEE

The NLG provides that your policy will remain in force five policy years, even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

o    the sum of premiums paid; minus

o    partial surrenders; minus

o    outstanding indebtedness; equals or exceeds

o    the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the NLG will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. The NLG may be reinstated within two years of its termination only if the policy has not lapsed.


GRACE PERIOD


If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.


REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

o    a written request;

o    evidence satisfactory to us that the insured remains insurable;


o    payment of the required reinstatement premium; and


o    payment or reinstatement of any indebtedness.


The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.


EXCHANGE RIGHT


For two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.


A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.




Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rate(s) of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange right policy. Other fixed account policies we offer require evidenced that the insured is insurable according to our underwriting rules.


Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies. The death benefit is effective on the policy date.

Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit is the greater of:


o the specified amount minus any indebtedness on the date of the insured's death; or

o a percentage of the policy value minus any indebtedness. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit is the greater of:


o    the policy value plus the specified amount minus any indebtedness; or


o the percentage of policy value minus any indebtedness described above on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

Examples:                                Option 1        Option 2
Specified amount                         $100,000        $100,000
Policy value                             $  5,000        $  5,000
Death benefit                            $100,000        $105,000
Policy value increases to                $  8,000        $  8,000
Death benefit                            $100,000        $108,000
Policy value decreases to                $  3,000        $  3,000
Death benefit                            $100,000        $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured's attained insurance age of 100, the amount payable is the cash surrender value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.


o    Minimum monthly premium.


o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time.


Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.


An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may increase.


o    The minimum monthly premium will increase if the NLG is in effect.


o    The surrender charge will increase.


At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

Decreases: After the first policy year, you may decrease your specified amount. Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

Decreases: After the first policy year, you may decrease the specified amount, subject to all the following limitations:

o    Only one decrease per policy year is allowed.

o We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.

o After the decrease, the specified amount may not be less than the minimum amount shown in the policy.

o In policy years 2-10, the specified amount remaining after the decrease may not be less than 50% of the intial specified amount.

o In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.

o In policy years 16+, the specified amount remaining after the decrease must be at least $1000.

o The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.

Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.

Example:

This example assumes an initial specified amount of $100,000. In policy year 11, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 12, and ten months after the effective date of the increase, you request an $85,000 decrease in the current specified amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the reduced specified amount after this decrease is $125,000, computed as follows:

     Maximum reduction in initial specified amount
     in policy year 12:                              $100,000 x .75 =    $75,000

     Maximum reduction in increase in specified amount
     during first policy year of increase:                               +     0
                                                                         -------
     Maximum permitted reduction in current specified
     amount:                                                             $75,000

     Current specified amount before reduction:                         $200,000

     Minus maximum permitted reduction in current
     specified amount:                                                 -  75,000
                                                                       ---------
     Specified amount after reduction:                                  $125,000


A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may decrease.


o    The minimum monthly premium will decrease if the NLG is in effect.


o    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o    First from the portion due to the most recent increase;

o    Next from portions due to the next most recent increases successively; and

o    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.

SUICIDE


Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.


BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you and your estate.

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account.

RESTRICTIONS ON TRANSFERS

This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.


We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners we may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other policy owners. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

o    not accepting telephone or electronic transfer requests;


o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or

o limiting the dollar amount that a policy owner may transfer at any one time.

We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity.


In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners. Transfers involving the fixed account are subject to the restrictions below.


FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS


From a subaccount to another subaccount or the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o    For automated transfers -- $50.


From the fixed account to a subaccount:


o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o    For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS


From a subaccount to another subaccount or the fixed account:

o    None.

From the fixed account to a subaccount:

o    Entire fixed account balance minus any outstanding indebtedness.


MAXIMUM NUMBER OF TRANSFERS PER YEAR

You may make twelve automated transfers per policy year. In addition, you may make transfers by mail or by phone. However, we reserve the right to limit transfers by mail or phone to five per policy year. If, in the alternative, we allow more than five transfers by mail or phone, we reserve the right to charge a fee for more than five transfers per year by mail or phone.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.


o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.


o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

o You may make twelve automated transfers per policy year. In addition, we reserve the right to limit mail and phone transfers to five per policy year and to charge a fee for more than five transfers per year by mail or phone.

AUTOMATED DOLLAR-COST AVERAGING


You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works
                                                                       Number
                                           Amount      Accumulation   of units
                                Month     invested      unit value    purchased
By investing an equal number     Jan        $100           $20           5.00
of dollars each month...         Feb         100            16           6.25
                                 Mar         100             9          11.11
you automatically buy            Apr         100             5          20.00
more units when the per unit     May         100             7          14.29
market price is low...           June        100            10          10.00
                                 July        100            15           6.67
and fewer units                  Aug         100            20           5.00
when the per unit                Sept        100            17           5.88
market price is high.            Oct         100            12           8.33

You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make twelve automated transfers per policy year. In addition, we reserve the right to limit mail and phone transfers to five per policy year and to charge a fee for more than five transfers per year by mail or phone.

ASSET REBALANCING


Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.

Policy Loans


You may borrow against your policy by written or telephone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request (for exceptions - see "Deferral of Payments, " under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.


MINIMUM LOAN AMOUNTS


$200 or the remaining loan value, whichever is less.


MAXIMUM LOAN AMOUNTS


o    90% of the policy value minus surrender charges.

o    For phone requests, the maximum loan amount is $100,000.

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and montly deductions that we will take until the next policy anniversary.


ALLOCATION OF LOANS TO ACCOUNTS


Unless you specify otherwise, we will take the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.


REPAYMENTS


We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.


OVERDUE INTEREST


If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.


EFFECT OF POLICY LOANS


A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed of 4% in the fixed account. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG to terminate.

Policy Surrenders

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds.") We will mail surrender payments to you by regular mail. If you request express mail delivery or that payment be wired to your bank, we will charge a fee. For instructions, please contact your sales representative.


TOTAL SURRENDERS


If you surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.


PARTIAL SURRENDERS


After the first policy year, you may surrender any amount from $200 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $100,000.) We will charge you a partial surrender fee, described under "Loads, Fees and Charges." Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effects of partial surrenders

o A partial surrender will reduce the policy value by the amount of the partial surrender and fee. (See "Fee Tables" and "Loads, Fees and Charges.")

o A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. We will deduct this decrease from the current specified amount in this order:


     1. First from the specified amount provided by the most recent increase;

     2. Next from the next most recent increases successively;

     3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.


Two Ways To Request A Transfer, Loan of Surrender


Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.


By mail:                                   By phone:
Regular mail:                              Call between 8 a.m. and 6 p.m. (Monday - Thursday),
IDS Life Insurance Company of New York     8 a.m. and 4:30 p.m. (Friday). All Eastern Times.
20 Madison Avenue Extension                (800) 541-2251 (toll free)
Albany, NY 12205
                                           TTY service for the hearing impaired:
Express mail:                              (800) 869-8613 (toll free)
IDS Life Insurance Company of New York
20 Madison Avenue Extension
Albany, NY 12203


2 By phone:

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

o We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.

Payment of Policy Proceeds


Proceeds will be paid when:


o    you surrender the policy;


o    the insured dies; or

o    the insured is alive at insurance age 100.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).


PAYMENT OPTIONS


During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to our general account. Unless we agree otherwise, payments under all options must be made to a natural person.

Option A - Interest Payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B - Payments for a specified period: We will make fixed monthly payments for any number of years you specify. We will furnish monthly amounts for other payment periods at your request, without charge.

Option C - Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFERRAL OF PAYMENTS


We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

o    the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.


We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.


Federal Taxes


The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.


The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

Diversification and Investment Control: The IRS has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


IDS LIFE OF NEW YORK's TAX STATUS

We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in our tax status as we currently understand it.


TAXATION OF POLICY PROCEEDS


Death benefit proceeds: The death benefit paid to the beneficiary is not considered part of the beneficiary's income and therefore is not subject to federal income taxes.

Maturity value proceeds: The policy matures when the insured is alive at insurance age 100. We pay you the maturity value. The maturity value is equal to the cash surrender value of the policy at the insured's insurance age 100. If that amount plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.


Death benefit proceeds under Payment Option A: The death benefit proceeds are not subject to income tax, but payments of interest are.


Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment options. All payments made after the investment in the policy is fully recovered will be subject to tax.

Pre-death proceeds: Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                                           Taxable portion of pre-death proceeds
Full surrender:                                              Amount received plus any indebtedness, minus your
                                                             investment in the policy.*

Lapse:                                                       Any outstanding indebtedness minus your investment in the
                                                             policy.*

Partial surrenders (modified endowments):                    Lesser of: The amount received or policy value minus your
                                                             investment in the policy.*

Policy loans and assignments (modified endowments):          Lesser of: The amount of the loan/assignment or policy value minus your investment in the policy.*

Partial surrenders (not modified endowments):                Generally, if the amount received is greater than your
                                                             investment in the policy,* the amount in excess of your
                                                             investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial
                                                             surrender results in or is necessitated by a reduction in
                                                             benefits.

Policy loans and assignments (not modified endowments):      None.**

Payment options:                                             Option A:  Taxed as full  surrender  (and may be  subject to additional 10% penalty tax if modified endowment contract).
                                                             Interest taxed (and not subject to additional 10% penalty tax).

                                                             Options B and C: Portion of each payment taxed and portion considered a return on investment in the policy* and not
                                                             taxed. Any outstanding indebtedness at the time the option is elected taxed as a partial surrender (and may be subject to additional 10% penalty tax if modified endowment
                                                             contract). Payments made after the investment in the policy*
                                                             fully recovered taxed and subject to an additional 10%
                                                             penalty tax.

 * Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans.


** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o    you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.


Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowments: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:


o    the distribution occurs after the owner attains age 59 1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7)) or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

LEGAL PROCEEDINGS [to be updated by amendment]


A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which IDS Life and its affiliates do business. IDS Life and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. On December 13, 1996, an action entitled Lesa Benacquisto and Daniel Benacquisto v. IDS Life Insurance Company and American Express Financial Corporation was commenced in Minnesota state court. A second action, entitled Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert
v. IDS Life Insurance Company and American Express Financial Corporation was commenced in the same court on March 21, 1997. On October 13, 1998, an action entitled Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was also commenced in Minnesota state court. These three class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life does not consider any lawsuits in which it is named as a defendant to be material.

Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS


Rates of return: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.


Expenses: The policy values illustrated reflect the deduction of the following expenses:

    o    Premium expense charges;

    o    Cost of insurance charges;

    o    Policy fees;

    o    Mortality and expense risk charges; and

    o    Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

    o    Current charges in all years illustrated; and

    o    Guaranteed charges in all years illustrated.


All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Table" and "Loads, Fees and Charges." This section describes the charges reflected in the illustrated policy values. This section also describes the various charges that are deducted. The illustrated policy values reflect the timing of these deductions, however, they do not reflect charges for optional insurance benefits. Adding optional insurance benefits which have charges, (See, "Fee Tables") would result in additional charges, which would reduce the illustrated policy values.

We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Table. The arithmetic average of all fund operating expenses used in the following illustrations is ____ % of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.

Risk classification of the insured: The illustration assumes the insured is a male, age 40, in our preferred nonsmoker risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a nonsmoker risk.


Death benefit: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.


Premiums: The illustrations assume that a premium of $4,000 is paid in full at the beginning of each policy year. Results would differ if:


    o    Premiums were not paid in full at the beginning of each policy year;

    o    Premium amounts paid were different.

Loans and partial surrender: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.

Illustration
Initial specified amount $250,000                      Male -- age 40                                     Current costs assumed
Death benefit Option 1                               Preferred nonsmoker                                  Annual premium $4,000
        Premium(1)
        accumulated           Death benefit                        Policy value                      Cash surrender value
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
   1      4,200     250,000    250,000      250,000       3,416      3,636        3,855            622      1,031        1,250
   2      8,610     250,000    250,000      250,000       6,766      7,420        8,100          4,298      4,815        5,495
   3     13,241     250,000    250,000      250,000      10,037     11,344       12,760          7,884      8,739       10,155
   4     18,103     250,000    250,000      250,000      13,239     15,423       17,885         11,392     12,818       15,280
   5     23,208     250,000    250,000      250,000      16,358     19,650       23,511         14,808     17,045       20,906
   6     28,568     250,000    250,000      250,000      19,397     24,032       29,690         18,757     21,948       27,606
   7     34,196     250,000    250,000      250,000      22,338     28,556       36,460         22,594     26,993       34,897
   8     40,106     250,000    250,000      250,000      25,197     33,243       43,900         26,338     32,201       42,858
   9     46,312     250,000    250,000      250,000      27,970     38,097       52,074         29,982     37,576       51,553
  10     52,827     250,000    250,000      250,000      30,640     43,107       61,045         33,507     43,107       61,045
  15     90,630     250,000    250,000      250,000      43,336     72,205      123,610         47,181     72,205      123,610
  20    138,877     250,000    250,000      304,849      53,318    107,393      227,499         57,620    107,393      227,499
  25    200,454     250,000    250,000      485,519      59,652    150,382      397,966         63,619    150,382      397,966
  30    279,043     250,000    250,000      783,316      59,970    204,163      675,273         62,153    204,163      675,273
  35    379,345     250,000    293,024    1,207,032      50,469    273,855    1,128,067         48,314    273,855    1,128,067
  40    507,359     250,000    379,104    1,965,903      20,595    361,051    1,872,289          8,533    361,051    1,872,289
  45    670,741          --    488,997    3,221,569          --    465,711    3,068,161             --    465,711    3,068,161
  50    879,262          --    617,677    5,207,079          --    588,264    4,959,123             --    588,264    4,959,123
  55  1,145,393          --    764,799    8,296,350          --    728,380    7,901,286             --    728,380    7,901,286
  60  1,485,052          --    914,912   12,828,330          --    905,854   12,701,317             --    905,854   12,701,317

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration
Initial specified amount $250,000                      Male -- age 40                                  Guaranteed costs assumed
Death benefit Option 1                               Preferred nonsmoker                                  Annual premium $4,000
        Premium(1)
        accumulated           Death benefit                        Policy value                      Cash surrender value
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
   1      4,200     250,000    250,000      250,000       3,122      3,332        3,543            517        727          938
   2      8,610     250,000    250,000      250,000       6,150      6,766        7,408          3,545      4,161        4,803
   3     13,241     250,000    250,000      250,000       9,087     10,307       11,631          6,482      7,702        9,026
   4     18,103     250,000    250,000      250,000      11,927     13,953       16,242          9,322     11,348       13,637
   5     23,208     250,000    250,000      250,000      14,666     17,705       21,277         12,061     15,100       18,672
   6     28,568     250,000    250,000      250,000      17,301     21,561       26,776         15,217     19,477       24,692
   7     34,196     250,000    250,000      250,000      19,834     25,528       32,792         18,271     23,965       31,229
   8     40,106     250,000    250,000      250,000      22,262     29,607       39,374         21,220     28,565       38,332
   9     46,312     250,000    250,000      250,000      24,581     33,798       46,581         24,060     33,277       46,060
  10     52,827     250,000    250,000      250,000      26,787     38,104       54,478         26,787     38,104       54,478
  15     90,630     250,000    250,000      250,000      36,528     62,456      109,146         36,528     62,456      109,146
  20    138,877     250,000    250,000      267,830      41,964     90,162      199,873         41,964     90,162      199,873
  25    200,454     250,000    250,000      425,868      40,673    121,383      349,072         40,673    121,383      349,072
  30    279,043     250,000    250,000      682,956      27,454    156,792      588,755         27,454    156,792      588,755
  35    379,345          --    250,000    1,044,347          --    199,929      976,026             --    199,929      976,026
  40    507,359          --    274,960    1,690,672          --    261,867    1,610,164             --    261,867    1,610,164
  45    670,741          --    356,270    2,741,020          --    339,305    2,610,495             --    339,305    2,610,495
  50    879,262          --    447,288    4,350,786          --    425,988    4,143,606             --    425,988    4,143,606
  55  1,145,393          --    542,942    6,727,502          --    517,088    6,407,145             --    517,088    6,407,145
  60  1,485,052          --    626,496    9,942,111          --    620,293    9,843,674             --    620,293    9,843,674

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.


Cash surrender value: Proceeds received if you surrender the policy in full, or the policy matures. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 4 p.m., Eastern time.


Code: The Internal Revenue Code of 1986, as amended.


Fixed account: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.


Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.


IDS Life of New York: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.


Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is insured by the policy.


Lapse: The policy ends without value and no death benefit will be paid.

Maturity date: The insured's attained insurance age 100, if living.

Minimum monthly premium: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.


Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.


No lapse guarantee (NLG): A feature of the policy guaranteeing that the policy will not lapse for five policy years. The guarantee is in effect if you meet certain premium payment requirements.

Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.


Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.


Proceeds: The amount payable under the policy as follows:

o Upon death of the insured prior to the maturity date, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.

o    On the maturity date, proceeds will be the cash surrender value.

o On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.

Risk classification: A group of insureds that IDS Life of New York expects will have similar mortality experience.


Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.


Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the maturity date. We show the initial specified amount in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.


Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.


Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.


Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.


Variable account: IDS Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.


Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

Financial Statements

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI).

(Back Cover)


Additional information about IDS Life of New York Account 8 (Registrant) is included in SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or IDS Life Insurance Company of New York at the phone and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

IDS Life Insurance Company of New York
20 Madison Ave. Extension
Albany, NY 12203
(800) 541-2251
Web site address: americanexpress.com


You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.



Investment Company Act File #811-5213

Statement of Additional Information


May 1, 2003

IDS Life of New York


Variable Universal Life IV
Variable Universal Life IV - Estate Series

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES


Issued by:    IDS Life Insurance Company of New York
              20 Madison Avenue Extension
              Albany, NY 12203
              Phone: (800) 541-2251
              Web site address: americanexpress.com

              IDS Life of New York Account 8

IDS Life of New York Account 8 is a separate account established and maintained by IDS Life Insurance Company of New York (IDS Life of New York).


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and phone number above.

Table of Contents


Information about IDS Life of New York.....................


      Ownership............................................
      State Regulation.....................................
      Reports..............................................
      Rating Agencies......................................

Principal Underwriter......................................

Distribution of the Policy.................................

The Variable Account.......................................

Additional Information about the Operation
of the Policies............................................

      Additional Information on Payment Options............

Performance Information....................................

      Average Annual Total Return..........................
      Rates of Return of the Funds.........................
      Rates of Return of the Subaccounts...................
      Annualized Yield for a Subaccount
      Investing in a Money Market Fund.....................
      Annualized Yield for a Subaccount
      Investing in an Income Fund..........................

Independent Auditors.......................................

Financial Information......................................

Information about IDS Life of New York

We are a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

We conduct a conventional life insurance business in the State of New York. We have been in the variable annuity business since 1968 and have sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.


OWNERSHIP


IDS Life of New York, a New York corporation is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), a Minnesota Corporation which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.


The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life. Total assets under management as of the most recent fiscal year were more than $____________ billion.

STATE REGULATION


We are subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. We file an annual statement in a prescribed form with New York's Department of Insurance. Our books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically.


REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to pay the benefits promised under the policy.


For detailed information on the agency rating given to us, contact your sales representative, or view our current ratings by visiting the agency Web sites directly at:


A.M. Best                       www.ambest.com
Fitch                           www.fitchratings.com
Moody's                         www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Principal Underwriter


American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter of the policy, which it offers on a continuous basis. AEFA is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). AEFA is an affiliate of IDS Life of New York, the sole distributor of the policy. [Representatives of IDS Life of New York are licensed insurance and annuity agents and are registered with the NASD as representatives of AEFA.


AEFA currently pays underwriting commissions for its role as principal underwriter of all variable life insurance policies associated with this variable account. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter for the variable account has been: 200_: $_________; 200_: $__________; and ______:
$________. AEFA retains no underwriting commission from the sale of the policy.

Distribution of the Policy


We are the sole distributors of the policy. We pay our representatives a commission of up to 95% of the initial target premium (annualized) for VUL IV - NY in the first three years when the policy is sold, plus up to 3.5% of all premiums in excess of the target premium. For VUL IV ES - NY, the commission is up to 85% of the initial target premium (annualized) in the first three years, plus 2.5% of all premiums in excess of the target premium. Each year, we pay our representatives a service fee of .125% or less of the policy value, net of indebtedness. We pay additional commissions if an increase in coverage occurs.


The Variable Account


We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account's management or investment practices or policies.


The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account.

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000.00 placed under this option:

                    Payment period             Monthly payment per $1,000.00
                        (years)                    placed under Option B
                          10                              $9.61
                          15                               6.87
                          20                               5.51
                          25                               4.71
                          30                               4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C -- Lifetime income: We will base the amount of each monthly payment per $1,000.00 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

                                            Life Income per $1,000.00 with payments guaranteed for
Age         Beginning                  5 years                     10 years                    15 years
payee       in year                Male      Female            Male       Female            Male      Female
65           2005                $ 5.28      $4.68            $5.16       $4.63            $4.96      $4.54
             2010                  5.19       4.61             5.08        4.57             4.90       4.49
             2015                  5.11       4.55             5.01        4.51             4.84       4.43
             2020                  5.03       4.49             4.94        4.45             4.78       4.39
             2025                  4.95       4.43             4.87        4.40             4.73       4.34
             2030                  4.88       4.38             4.81        4.35             4.68       4.30
70           2005                  6.15       5.37             5.88        5.26             5.49       5.07
             2010                  6.03       5.28             5.79        5.18             5.42       5.00
             2015                  5.92       5.19             5.70        5.10             5.36       4.94
             2020                  5.81       5.10             5.61        5.03             5.30       4.88
             2025                  5.71       5.03             5.53        4.96             5.24       4.83
             2030                  5.61       4.95             5.45        4.89             5.18       4.77
75           2005                  7.30       6.36             6.74        6.09             6.01       5.67
             2010                  7.14       6.23             6.63        5.99             5.95       5.60
             2015                  6.99       6.10             6.52        5.89             5.90       5.54
             2020                  6.84       5.99             6.42        5.79             5.84       5.47
             2025                  6.71       5.88             6.32        5.71             5.78       5.41
             2030                  6.58       5.78             6.23        5.62             5.73       5.35
85           2005                 10.68       9.65             8.52        8.14             6.73       6.64
             2010                 10.45       9.41             8.44        8.04             6.72       6.62
             2015                 10.22       9.19             8.36        7.93             6.70       6.59
             2020                 10.00       8.98             8.27        7.83             6.68       6.57
             2025                  9.79       8.78             8.19        7.74             6.67       6.54
             2030                  9.60       8.59             8.11        7.64             6.65       6.52


The table above is based on the "1983 Individual Annuitant Mortality Table A" at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.


Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the SEC. An explanation of the methods used to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the policy over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:   P    =   a hypothetical initial payment of $1,000.00

         T    =   average annual total return

         n    =   number of years

         ERV  =   Ending Redeemable Value of a hypothetical $1,000.00 payment made at the beginning of the period, at the end of the period
                  (or fractional portion thereof)

RATES OF RETURN OF THE FUNDS

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund operating expenses (including the management fees, 12b-1 fees and other expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.

Average Annual Total Return for Period ending Dec. 31, 2002


                                                                                                               10 years or since
Fund                                                                      1 year        3 years       5 years     commencement
AXP(R) Variable Portfolio -
    Blue Chip Advantage Fund (9/99)(1)                                     %              %             %            %
    Bond Fund (10/81)(1)
    Capital Resource Fund (10/81)(1)
    Cash Management Fund (10/81)(1)
    Diversified Equity Income Fund (9/99)(1)
    Emerging Markets Fund (5/00)(1)
    Equity Select Fund (5/01)(1)
    Extra Income Fund (5/96)(1)
    Federal Income Fund (9/99)(1)
    Global Bond Fund (5/96)(1)
    Growth Fund (9/99)(1)
    International Fund (1/92)(1)
    Managed Fund (4/86)(1)
    New Dimensions Fund(R) (5/96)(1)
    Partners Small Cap Value Fund (8/01)(1)
    S&P 500 Index Fund (5/00)(1)
    Small Cap Advantage Fund (9/99)(1)
    Stock Fund (8/01)(1)
    Strategy Aggressive Fund (1/92)(1)
AIM V.I.
    Capital Appreciation Fund, Series II Shares (5/93)(1),(4)
    Capital Development Fund, Series II Shares (5/98)(1),(4)
Alliance VP
    AllianceBernstein International Value Portfolio
    (Class B) (5/01)(1),(5)

    Growth and Income Portfolio (Class B) (1/91)(1),(6)
American Century(R) Variable Portfolios, Inc.
    VP International, Class II (5/94)(1),(7)
    VP Value, Class II (5/96)(1),(7)
Calvert Variable Series, Inc.
    Social Balanced Portfolio (9/86)(1)
Evergreen VA
    Capital Growth Fund -- Class 2 Shares (3/98)(1),(8)
Fidelity(R) VIP
    Growth & Income Portfolio Service Class 2 (12/96)(1),(9)
    Mid Cap Portfolio Service Class 2 (12/98)(1),(9)
    Overseas Portfolio Service Class 2 (1/87)(1),(9)
FTVIPT
    Franklin Real Estate Fund - Class 2 (1/89)(1),(4),(10)
    Franklin Small Cap Value Securities Fund -
    Class 2 (5/98)(1),(10)
    Mutual Shares Securities Fund - Class 2 (11/96)(1),(10)
Goldman Sachs VIT
    CORE(SM) U.S. Equity Fund (2/98)(1),(11)
    Mid Cap Value Fund (5/98)(1)
INVESCO VIF
    Dynamics Fund (8/97)(1)
    Financial Services Fund (9/99)(1)
    Technology Fund (5/97)(1)
    Telecommunications Fund (9/99)(1)
Janus Aspen Series
    Global Technology Portfolio: Service Shares (1/00)(1),(12)
    International Growth Portfolio: Service Shares (5/94)(1),(12),(13)
Lazard Retirement Series
    International Equity Portfolio (9/98)(1)
(MFS(R)
    Investors Growth Stock Series - Service Class (5/99)(1),(14)
    New Discovery Series - Service Class (5/98)(1),(14)
    Utilities Series - Service Class (1/95)(1),(14)
Pioneer VCT
    Pioneer Equity Income VCT Portfolio - Class II Shares (3/95)(1),(15) Pioneer Europe VCT Portfolio - Class II Shares (10/98)(1),(16)
Putnam Variable Trust
    Putnam VT Health Sciences Fund - Class IB Shares (4/98)(1),(17)
    Putnam VT International Growth Fund - Class IB Shares (1/97)(1),(17),(18) Putnam VT Vista Fund - Class IB Shares (1/97)(1),(17),(18)
Strong Funds
    Strong Opportunity Fund II - Advisor Class (5/92)(1),(19)
Wanger
    International Small Cap (5/95)(1)
    U.S. Smaller Companies (5/95)(1)

Wells Fargo VT
    Asset Allocation Fund (4/94)(1),(20)
    International Equity Fund (7/00)(1)
    Small Cap Growth Fund (5/95)(1),(21)

RATES OF RETURN OF THE SUBACCOUNTS

This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began in investing in the funds. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.


Average annual rates of return in the following tables reflect all fund operating expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3.5% premium expense charge. In the second table the rates of return do not reflect the 3.5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.


Average Annual Total Return Reflecting the 3.5% Premium Expense Charge For Period Ending Dec. 31, 2002


                                                                  Performance since                         Performance since
                                                            commencement of the subaccount              commencement of the fund
                                                                                   Since                                    Since
Subaccount   Investing in                               1 year 5 years 10 years commencement  1 year  5 years 10 years  commencement
       AXP(R) Variable Portfolio -
YBC      Blue Chip Advantage Fund (11/00; 9/99)(1)          %      %        %          %          %       %        %           %
YBD      Bond Fund (11/00; 10/81)(1)
YCR      Capital Resource Fund (11/00; 10/81)(1)
YCM      Cash Management Fund (11/00; 10/81)(1)
YDE      Diversified Equity Income Fund (5/00; 9/99)(1)
YEM      Emerging Markets Fund (5/00; 5/00)(1)
FES      Equity Select Fund (5/02; 5/01)(1)
YEX      Extra Income Fund (5/00; 5/96)(1)
YFI      Federal Income Fund (5/00; 9/99)(1)
YGB      Global Bond Fund (5/00; 5/96)(1)
YGR      Growth Fund (5/00; 9/99)(1)
YIE      International Fund (5/00; 1/92)(1)
YMF      Managed Fund (5/00; 4/86)(1)
YND      New Dimensions Fund(R) (11/99; 5/96)(1)
YPS      Partners Small Cap Value Fund (5/02; 8/01)(1)
YIV      S&P 500 Index Fund (5/00; 5/00)(1)
YSM      Small Cap Advantage Fund (5/00; 9/99)(1)
YST      Stock Fund (5/02; 8/01)(1)
YSA      Strategy Aggressive Fund (5/00; 1/92)(1)
       AIM V.I.
YAC      Capital Appreciation Fund,
         Series II Shares (5/02; 5/93)(1),(4)
YAD      Capital Development Fund,
         Series II Shares (5/02; 5/98)(1),(4)
       Alliance VP

YAB      AllianceBernstein International Value Portfolio
         (Class B) (5/02; 5/01)(1),(5)
YAL      Growth and Income Portfolio
         (Class B) (5/02; 1/91)(1),(6)
       American Century(R) Variable Portfolios, Inc.
YAI      VP International, Class II (5/02; 5/94)(1),(7)
YAV      VP Value, Class II (5/02; 5/96)(1),(7)
       Calvert Variable Series, Inc.
YSB      Social Balanced Portfolio (5/00; 9/86)(1)
       Evergreen VA
YCG      Capital Growth Fund, Class L Shares
         (5/02; 3/98)(1),(8)
       Fidelity(R) VIP
YFG      Growth & Income Portfolio
         Service Class 2 (5/02; 12/96)(1),(9)
YFM      Mid Cap Portfolio Service Class 2
         (5/02; 12/98)(1),(9)
YFO      Overseas Portfolio Service Class 2
         (5/02; 1/87)(1),(9)
       FTVIPT
YRE      Franklin Real Estate Fund - Class 2
         (5/00; 1/89)(1),(10)
YSV      Franklin Small Cap Value Securities Fund -
         Class 2 (5/00; 5/98)(1),(10)
         Fund - Class 2)
YMS      Mutual Shares Securities Fund -
         Class 2 (5/02; 11/96)(1),(10)
       Goldman Sachs VIT
YUE      CORE(SM) U.S. Equity Fund (5/00; 2/98)(1),(11)
YMC      Mid Cap Value Fund (5/00; 5/98)(1)
       INVESCO VIF
YID      Dynamics Fund (5/02; 8/97)(1)
YFS      Financial Services Fund (5/02; 9/99)(1)
YTC      Technology Fund (5/02; 5/97)(1)
YTL      Telecommunications Fund (5/02; 9/99)(1)
       Janus Aspen Series
YGT      Global Technology Portfolio:
         Service Shares (5/00; 1/00)(1),(12)
YIG      International Growth Portfolio:
         Service Shares (5/00; 5/94)(1),(12),(13)
       Lazard Retirement Series
YIP      International Equity Portfolio (5/00; 9/98)(1)
       MFS(R)
YGW      Investors Growth Stock Series -
         Service Class (5/00; 5/99)(1),(14)
YDS      New Discovery Series -

         Service Class (5/00; 5/98)(1),(14)
YUT      Utilities Series - Service Class
         (5/02; 1/95)(1),(14)
       Pioneer VCT
YPE      Pioneer Equity Income VCT Portfolio -
         Class II Shares (5/02; 3/95)(1),(15)
YEU      Pioneer Europe VCT Portfolio -
         Class II Shares (5/02; 10/98)(1),(16)
       Putnam Variable Trust
YHS      Putnam VT Health Sciences Fund -
         Class IB Shares (5/02; 4/98)(1),(17)
YPI      Putnam VT International Growth
         Fund - Class IB Shares (5/02; 1/97)(1),(17),(18)
YVS      Putnam VT Vista Fund -
         Class IB Shares (5/00; 1/97)(1),(17),(18)
       Strong Funds
YSO      Strong Opportunity Fund II - Advisor Class
         (5/02; 5/92)(1),(19)
       Wanger
YIC      International Small Cap (5/00; 5/95)(1)
YSP      U.S. Smaller Companies (5/00; 5/95)(1)
       Wells Fargo VT
YAA      Asset Allocation Fund (5/02; 4/94)(1),(20)
YWI      International Equity Fund (5/02; 7/00)(1)
YWS      Small Cap Growth Fund (5/02; 5/95)(1),(21)


Average Annual Total Return Without Reflecting the 3.5% Premium Expense Charge For Period Ending Dec. 31, 2002


                                                                 Performance since                         Performance since
                                                           commencement of the subaccount              commencement of the fund
                                                                                    Since                                  Since
Subaccount   Investing in                                1 year 5 years 10 years commencement  1 year  5 years 10 years commencement
       AXP(R) Variable Portfolio -
YBC      Blue Chip Advantage Fund (11/00; 9/99)(1)          %      %        %          %          %       %        %           %
YBD      Bond Fund (11/00; 10/81)(1)
YCR      Capital Resource Fund (11/00; 10/81)(1)
YCM      Cash Management Fund (11/00; 10/81)(1)
YDE      Diversified Equity Income Fund (5/00; 9/99)(1)
YEM      Emerging Markets Fund (5/00; 5/00)(1)
FES      Equity Select Fund (5/02; 5/01)(1)
YEX      Extra Income Fund (5/00; 5/96)(1)
YFI      Federal Income Fund (5/00; 9/99)(1)
YGB      Global Bond Fund (5/00; 5/96)(1)
YGR      Growth Fund (5/00; 9/99)(1)
YIE      International Fund (5/00; 1/92)(1)
YMF      Managed Fund (5/00; 4/86)(1)
YND      New Dimensions Fund(R) (11/99; 5/96)(1)

YPS      Partners Small Cap Value Fund (5/02; 8/01)(1)
YIV      S&P 500 Index Fund (5/00; 5/00)(1)
YSM      Small Cap Advantage Fund (5/00; 9/99)(1)
YST      Stock Fund (5/02; 8/01)(1)
YSA      Strategy Aggressive Fund (5/00; 1/92)(1)
       AIM V.I.
YAC      Capital Appreciation Fund,
         Series II Shares (5/02; 5/93)(1),(4)
YAD      Capital Development Fund,
         Series II Shares (5/02; 5/98)(1),(4)
       Alliance VP
YAB      AllianceBernstein International Value Portfolio
         (Class B) (5/02; 5/01)(1),(5)
YAL      Growth and Income Portfolio
         (Class B) (5/02; 1/91)(1),(6)
       American Century(R) Variable Portfolios, Inc.
YAI      VP International, Class II (5/02; 5/94)(1),(7)
 YAV     VP Value, Class II (5/02; 5/96)(1),(7)
       Calvert Variable Series, Inc.
YSB      Social Balanced Portfolio (5/00; 9/86)(1)
       Evergreen VA
YCG      Capital Growth Fund, Class L Shares
         (5/02; 3/98)(1),(8)
       Fidelity(R) VIP
YFG      Growth & Income Portfolio
         Service Class 2 (5/02; 12/96)(1),(9)
YFM      Mid Cap Portfolio Service Class 2
         (5/02; 12/98)(1),(9)
YFO      Overseas Portfolio Service Class 2
         (5/02; 1/87)(1),(9)
       FTVIPT
YRE      Franklin Real Estate Fund - Class 2
         (5/00; 1/89)(1),(10)
YSV      Franklin Small Cap Value Securities Fund -
         Class 2 (5/00; 5/98)(1),(10)
YMS      Mutual Shares Securities Fund -
         Class 2 (5/02; 11/96)(1),(10)
       Goldman Sachs VIT
YUE      CORE(SM) U.S. Equity Fund (5/00; 2/98)(1),(11)
YMC      Mid Cap Value Fund (5/00; 5/98)(1)
       INVESCO VIF
YID      Dynamics Fund (5/02; 8/97)(1)
YFS      Financial Services Fund (5/02; 9/99)(1)
YTC      Technology Fund (5/02; 5/97)(1)
YTL      Telecommunications Fund (5/02; 9/99)(1)

       Janus Aspen Series
YGT      Global Technology Portfolio:
         Service Shares (5/00; 1/00)(1),(12)
YIG      International Growth Portfolio:
         Service Shares (5/00; 5/94)(1),(12),(13)
       Lazard Retirement Series
YIP      International Equity Portfolio (5/00; 9/98)(1)
       MFS(R)
YGW      Investors Growth Stock Series -
         Service Class (5/00; 5/99)(1),(14)
YDS      New Discovery Series -
         Service Class (5/00; 5/98)(1),(14)
YUT      Utilities Series - Service Class
         (5/02; 1/95)(1),(14)
       Pioneer VCT
YPE      Pioneer Equity Income VCT Portfolio -
         Class II Shares (5/02; 3/95)(1),(15)
YEU      Pioneer Europe VCT Portfolio -
         Class II Shares (5/02; 10/98)(1),(16)
       Putnam Variable Trust
YHS      Putnam VT Health Sciences Fund -
         Class IB Shares (5/02; 4/98)(1),(17)
YPI      Putnam VT International Growth
         Fund - Class IB Shares (5/02; 1/97)(1),(17),(18)
YVS      Putnam VT Vista Fund -
         Class IB Shares (5/00; 1/97)(1),(17),(18)
       Strong Funds
YSO      Strong Opportunity Fund II - Advisor Class
         (5/02; 5/92)(1),(19)
       Wanger
YIC      International Small Cap (5/00; 5/95)(1)
YSP      U.S. Smaller Companies (5/00; 5/95)(1)
       Wells Fargo VT
YAA      Asset Allocation Fund (5/02; 4/94)(1),(20)
YWI      International Equity Fund (5/02; 7/00)(1)
YWS      Small Cap Growth Fund (5/02; 5/95)(1),(21)


ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN A MONEY MARKET FUND

Annualized Simple Yield

For a subaccount investing in a money market fund, we base quotations of simple yield on:

(a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;

(b)  less a pro rata share of the subaccount expenses accrued over the period;

(c) dividing this difference by the value of the subaccount at the beginning of the period to obtain the base period return; and

(d)  multiplying the base period return by 365/7.

The subaccount's value includes:

o    any declared dividends,

o the value of any shares purchased with dividends paid during the period, and

o    any dividends declared for such shares.

It does not include:

o    the effect of any applicable surrender charge, or

o    any realized or unrealized gains or losses.

Annualized Compound Yield

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1

You must consider (when comparing an investment in subaccounts investing in money market funds with a fixed account) that fixed accounts often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the policy provides.

Annualized Yield Based on the Seven-Day Period Ending Dec. 31, 2002


Subaccount   Investing in:                                        Simple yield     Compound yield
YCM          AXP(R) Variable Portfolio - Cash Management Fund          %                  %


ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN AN INCOME FUND

For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)(to the power of 6) - 1]
        -------------------------------------
              cd
where:

a =  dividends and investment income earned during the period

b =  expenses accrued for the period (net of reimbursements)

c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends

d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Annualized Yield Based on the 30-Day Period Ended Dec. 31, 2002


Subaccount     Investing in:                                           Yield
YBD            AXP(R) Variable Portfolio - Bond Fund                    __%
YEX            AXP(R) Variable Portfolio - Extra Income Fund            __
YFI            AXP(R) Variable Portfolio - Federal Income Fund          __
YGB            AXP(R) Variable Portfolio - Global Bond Fund             __


The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable life insurance illustrations they publish or prepare.

The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

Independent Auditors

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 220 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

Financial Information


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company of New York at Dec. 31, 200_ and 200_, and for each of the three years in the period ended Dec. 31, 200_, and the individual financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 - IDS Life of New York Variable Universal Life IV/IDS Life of New York Variable Universal Life IV - Estate Series at Dec. 31, 200_, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


[Updated Financial Information to be Provided on Amendment]

Statement of Additional Information


May 1, 2003

IDS Life Of New York
Variable Universal Life III

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by:          IDS Life Insurance Company of New York
                    20 Madison Avenue Extension
                    Albany, NY 12203
                    Phone: (800) 541-2251
                    Web site address: americanexpress.com

                    IDS Life of New York Account 8

IDS Life of New York Account 8 is a separate account established and maintained by IDS Life Insurance Company of New York (IDS Life of New York).


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and phone number above.

Table of Contents


Information about IDS Life of New York.....................


      Ownership............................................
      State Regulation.....................................
      Reports..............................................
      Rating Agencies......................................

Principal Underwriter..........................................

Distribution of the Policy.................................

The Variable Account.......................................

Additional Information about the Operation
of the Policies............................................

      Additional Information on Payment Options............

Performance Information....................................

      Average Annual Total Return..........................
      Rates of Return of the Funds.........................
      Rates of Return of the Subaccounts...................
      Annualized Yield for a Subaccount
      Investing in a Money Market Fund.....................
      Annualized Yield for a Subaccount
      Investing in an Income Fund..........................

Independent Auditors.......................................

Financial Information......................................

Information about IDS Life of New York

We are a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Avenue Extension, Albany, NY 12203.

We conduct a conventional life insurance business in the State of New York. Our affiliate, IDS Life Insurance Company (IDS Life) has been in the variable annuity business since 1968 and have sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.


OWNERSHIP


IDS Life of New York, a New York corporation is a wholly owned subsidiary of IDS Life, a Minnesota Corporation which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.


The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life. Total assets under management as of the most recent fiscal year were more than $_______ billion.

STATE REGULATION


We are subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. We file an annual statement in a prescribed form with New York's Department of Insurance. Our books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically.


REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to pay the benefits promised under the policy.


For detailed information on the agency rating given to us, contact your sales representative, or view our current ratings by visiting the agency Web sites directly at:


A.M. Best                                              www.ambest.com
Fitch                                                  www.fitchratings.com
Moody's                                                www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Principal Underwriter


American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter of the policy, which it offers on a continuous basis. AEFA is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). AEFA is an affiliate of IDS Life of New York, the sole distributor of the policy. Representatives of IDS Life of New York are licensed insurance and annuity agents and are registered with the NASD as representatives of AEFA.

AEFA currently pays underwriting commissions for its role as principal underwriter of all variable life insurance policies associated with this variable account. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter for the variable account has been: 200_: $_________; 200_: $__________; and ______:
$________. AEFA retains no underwriting commission from the sale of the policy.

Distribution of the Policy


We are the sole distributors of the policy. We pay our representatives a commission of up to 81% of the initial target premium (annualized), plus up to 3% of all premiums in excess of the target premium. Each year, we pay our representatives a service fee of .125% or less of the policy value, net of indebtedness. We pay additional commissions if an increase in coverage occurs.


The Variable Account


We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account's management or investment practices or policies.


The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account.

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000.00 placed under this option:

                     Payment period           Monthly payment per $1,000.00
                         (years)                  placed under Option B
                            10                              $9.61
                            15                               6.87
                            20                               5.51
                            25                               4.71
                            30                               4.18

We will furnish monthly amounts for other payment periods at your request, without charge.


Option C: Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

Calendar year                             Calendar year
of payee's birth         Adjustment      of payee's birth           Adjustment
Before 1920                   0             1945-1949                  6
1920-1924                     1             1950-1959                  7
1925-1929                     2             1960-1969                  8
1930-1934                     3             1970-1979                  9
1935-1939                     4             1980-1989                 10
1940-1944                     5             After 1989                11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Life income per $1,000 with payments guaranteed for

                                           10 years                       15 years                          20 years
Adjusted age payee                    Male        Female              Male        Female              Male           Female
50                                    $4.22        $3.89              $4.17        $3.86              $4.08          $3.82
55                                     4.62         4.22               4.53         4.18               4.39           4.11
60                                     5.14         4.66               4.96         4.57               5.71           4.44
65                                     5.81         5.22               5.46         5.05               5.02           4.79
70                                     6.61         5.96               5.96         5.60               5.27           5.12
75                                     7.49         6.89               6.38         6.14               5.42           5.35


Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the SEC. An explanation of the methods used to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the policy over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:            P    =   a hypothetical initial payment of $1,000.00

                  T    =   average annual total return

                  n    =   number of years

                  ERV  =   Ending Redeemable Value of a hypothetical $1,000.00
                           payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

RATES OF RETURN OF THE FUNDS

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund operating expenses (including the management fees, 12b-1 fees and other expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.

Average Annual Total Return for Period ending Dec. 31, 2002

                                                                                                                10 years or since
Fund                                                                      1 year        3 years       5 years     commencement




[to be updated by amendment]



RATES OF RETURN OF THE SUBACCOUNTS

This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began in investing in the funds. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.


Average annual rates of return in the following tables reflect all fund operating expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3.5% premium expense charge. In the second table the rates of return do not reflect the 3.5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Average  Annual Total Return  Reflecting  the 3.5%  Premium  Expense  Charge For
Period Ending Dec. 31, 2002


                                          Performance since                            Performance since
                                    commencement of the subaccount                 commencement of the fund
                                                                  Since                                     Since
Subaccount  Investing in         1 year  5 years   10 years    commencement    1 year  5 years 10 years commencement


           [to be updated by amendment]






Average Annual Total Return Without  Reflecting the 3.5% Premium  Expense Charge
For Period Ending Dec. 31, 2002


                                          Performance since                            Performance since
                                    commencement of the subaccount                 commencement of the fund
                                                                  Since                                     Since
Subaccount  Investing in         1 year  5 years   10 years    commencement    1 year  5 years 10 years commencement


           [to be updated by amendment]


ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN A MONEY MARKET FUND

Annualized Simple Yield

For a subaccount investing in a money market fund, we base quotations of simple yield on:

(a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;

(b)  less a pro rata share of the subaccount expenses accrued over the period;

(c) dividing this difference by the value of the subaccount at the beginning of the period to obtain the base period return; and

(d)  multiplying the base period return by 365/7.

The subaccount's value includes:

o    any declared dividends,

o the value of any shares purchased with dividends paid during the period, and

o    any dividends declared for such shares.

It does not include:

o    the effect of any applicable surrender charge, or

o    any realized or unrealized gains or losses.

Annualized Compound Yield

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1

You must consider (when comparing an investment in subaccounts investing in money market funds with a fixed account) that fixed accounts often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the policy provides.

Annualized Yield Based on the Seven-Day Period Ending Dec. 31, 2002

Subaccount     Investing in:                                       Simple yield           Compound yield

YCM           AXP(R)Variable Portfolio - Cash Management Fund           %                       %

ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN AN INCOME FUND

For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

         YIELD = 2[(a - b + 1)(to the power of 6) - 1]
                  -------------------------------------
                       cd

where:

a = dividends and investment income earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends

d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Annualized Yield Based on the 30-Day Period Ended Dec. 31, 2002


Subaccount  Investing in:                                              Yield
YBD        AXP(R)Variable Portfolio - Bond Fund                          __%
YEX        AXP(R)Variable Portfolio - Extra Income Fund                  __
YFI        AXP(R)Variable Portfolio - Federal Income Fund                __
YGB        AXP(R)Variable Portfolio - Global Bond Fund                   __



The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable life insurance illustrations they publish or prepare.

The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

Independent Auditors

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 220 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

Financial Information


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company of New York at Dec. 31, 200_ and 200_, and for each of the three years in the period ended Dec. 31, 200_, and the individual financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 - IDS Life of New York Variable Universal Life III at Dec. 31, 200_, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




[Updated Financial Information to be Provided on Amendment]

                     PART C: OTHER INFORMATION

Item 27. Exhibits - Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

(a)(2) Consent in writing to establish additional subaccounts filed electronically as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644 is incorporated herein by reference.

(b)       Not applicable.

(c)(1) Form of Explanation of New York Sales Agreement filed electronically as an Exhibit to Amendment No. 3 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(c)(2) Form of Personal Financial Planner's Agreement with IDS Financial Services Inc. filed electronically as an Exhibit to Amendment No. 3 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(c)(3) Form of Personal Financial Planner's Agreement with IDS Life Insurance Company of New York filed electronically as an Exhibit to Amendment No. 3 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(c)(4) Form of Field Trainer's Rider to Personal Financial Planner's Agreement filed electronically as an Exhibit to Amendment No. 3 to the
          Registration   Statement  to  Form  N-8B-2,   File  No.  811-05213  is
          incorporated by reference.

(c)(5) Form of District Manager's Rider to Personal Financial Planner's Agreement filed electronically as an Exhibit to Amendment No. 3 to the
          Registration   Statement  to  Form  N-8B-2,   File  No.  811-05213  is
          incorporated by reference.

(c)(6) Form of New York District Manager - Insurance Rider to Personal Financial Planner Agreement filed electronically as an Exhibit to Amendment No. 3 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(c)(7) Form of Division Manager's Agreement with IDS Financial Services Inc. filed electronically as an Exhibit to Amendment No. 3 to the
          Registration   Statement  to  Form  N-8B-2,   File  No.  811-05213  is
          incorporated by reference.

(c)(8) Form of New York Division Manager - Insurance Rider to Division Manager's Agreement with IDS Financial Services Inc. filed electronically as an Exhibit to Amendment No. 3 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(c)(9) Form of Field President Agreement with American Express Financial Advisors Inc. filed electronically as an Exhibit to Amendment No. 4 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(c)(10) Form of Recruiting and Training Manager License Agreement with IDS Life Insurance Company of New York filed electronically as an Exhibit to Amendment No. 4 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(c)(11)   Form of  Group  Vice  President  Agreement  with  American  Express
          Financial  Advisors  Inc.  filed   electronically  as  an  Exhibit  to
          Amendment No. 4 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(c)(12) Form of IDS Paraplanner License Agreement with IDS Life Insurance Company of New York filed electronically as an Exhibit to Amendment No. 4 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(d)(1) Flexible Premium Variable Life Insurance Policy (VUL3-NY) filed electronically as Exhibit 1.A. (5)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(2) Flexible Premium Variable Life Insurance Policy Endorsement (VUL IV-NY) to be filed by amendment.

(d)(3) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A. (5)(b) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(4) Accidental Death Benefit Rider filed electronically as Exhibit 1.A.(5)(c) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(5) Other Insured Rider filed electronically as Exhibit 1.A. (5)(d) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(6)    Children's Term Insurance Rider filed electronically as Exhibit 1.A.
          (5)(e) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(d)(7)    Automatic Increase Benefit Rider filed electronically as Exhibit
          1.A. (5)(f) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(e)(1) Application form for the Flexible Premium Variable Life Insurance Policy filed electronically as an Exhibit to Amendment No. 4 to the
          Registration   Statement  to  Form  N-8B-2,   File  No.  811-05213  is
          incorporated by reference.

(f)(1) Certificate of Incorporation of IDS Life Insurance Company of New York, dated July 23, 1957 filed electronically as an Exhibit to Amendment No. 3 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(f)(2) Amended By-Laws of IDS Life Insurance Company of New York filed electronically as an Exhibit to Amendment No. 3 to the Registration Statement to Form N-8B-2, File No. 811-05213 is incorporated by reference.

(h)(1)    Copy of Participation Agreement dated October 7, 1996 between IDS
          Life Insurance Company of New York and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

(h)(2) Copy of Participation Agreement dated July 31, 1996 between IDS Life Insurance Company of New York and TCI Portfolios, Inc. and Investors Research Corporation filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

(h)(3) Copy of Participation Agreement dated April 14, 2000 by and among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company of New York, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(4)    Copy of Participation Agreement between IDS Life Insurance Company of New York and Warburg Pincus Trust and Warburg Pincus Counselors, Inc. and Counselors Securities Inc., dated October 7, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

(h)(5) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as Exhibit 8.3(a) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(6) Copy of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as Exhibit 8.3(b) to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(7) Copy of Participation Agreement between IDS Life Insurance Company of New York and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. dated October 7, 1996, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

(h)(8) Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company of New York, dated September 29, 2000, filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(9) Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated September 29, 2000, filed as Exhibit 8.6 to Post-Effective Amendment No. 2 to Registration Statement No. 333-91691 is incorporated herein by reference.

(h)(10) Copy of Participation Agreement by and among IDS Life Insurance Company of New York and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated October 7, 1996, filed electronically as Exhibit
          8.1 to Post-Effective Amendment No. 1 to Registration Statement No. 333-03867 is incorporated herein by reference.

(h)(11) Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company of New York dated August 30, 1999, filed electronically as Exhibit
          8.13 to Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

(i)       Not applicable

(j)       Not applicable

(k)(1)    Consent and Opinion of Counsel is filed electronically herewith.

(l)       Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A.,
          Vice President, Insurance Product Development is filed electronically herewith.

(m)       Calculations of Illustrations to be filed by amendment.

(o)(1)    Not applicable.

(p)(1)    Not applicable.

(q)(1) IDS Life Insurance Company of New York's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A. (11) to Pre-Effective Amendment No., 1 to the Registration Statement No. 333-44644, is incorporated herein by reference.

(r)(1) Power of Attorney to sign amendments to this Registration Statement dated April 25, 2001 filed electronically as Exhibit 9 to Post-Effective Amendment No. 3 to Registration Statement No. 333-44644 is incorporated herein by reference.


Item 28. Directors and Officers of the Depositor (IDS Life Insurance Company of New York)

Name                                  Principal Business Address                Positions and Offices with Depositor
------------------------------------- ----------------------------------------- -------------------------------------

Gumer C. Alvero                       1765  AXP Financial Center                Director and Vice President - Annuities
                                      Minneapolis, MN  55474

Timothy V. Bechtold                   249 AXP Financial Center                  Director, President and Chief
                                      Minneapolis, MN  55474                    Executive Officer

Maureen A. Buckley                    20 Madison Ave. Extension                 Director, Vice President, Chief
                                      Albany, NY                                Operating Officer, Consumer Affairs
                                                                                Officer and Claims Officer

Rodney P. Burwell                     Xerxes Corporation                        Director
                                      7901 Xerxes Ave. So.
                                      Bloomington, MN 55431-1253

Robert R. Grew                        Carter, Ledyard & Milburn                 Director
                                      2 Wall Street
                                      New York, NY 10005-2072

Lorraine R. Hart                      53643 AXP Financial Center                Vice President, Investments
                                      Minneapolis, MN  55474

Carol A. Holton                       1114 AXP Financial Center                 Director
                                      Minneapolis, MN  55474

Jean B. Keffeler                      3424 Zenith Ave. So.                      Director
                                      Minneapolis, MN  55416

Bruce A. Kohn                         50591 AXP Financial Center                Assistant General Counsel
                                      Minneapolis, MN  55474                    and Assistant Secretary

Eric L. Marhoun                       50605 AXP Financial Center                Director, General Counsel and
                                      Minneapolis, MN  55474                    Secretary

Thomas R. McBurney                    1700 Foshay Tower                         Director
                                      821 Marquette Ave.
                                      Minneapolis, MN 55402

Mary Ellyn Minenko                    50607 AXP Financial Center                Assistant General Counsel
                                      Minneapolis, MN  55474                    and Assistant Secretary

Edward J. Muhl                        16 Wolfe Street                           Director
                                      Alexandria, VA  22314

Thomas V. Nicolosi                    American Express Financial Advisors Inc.  Director
                                      Suite 220
                                      500 Mamaroneck Avenue
                                      Harrison, NY  10528

Stephen P. Norman                     90 Hudson Street                          Director
                                      Jersey City, NJ  07302

Teresa J. Rasmussen                   50605 AXP Financial Center                Assistant General Counsel
                                      Minneapolis, MN  55474                    and Assistant Secretary

Richard M. Starr                      20 Madison Avenue Extension               Director
                                      Albany, NY  12203

Philip C. Wentzel                     50807 AXP Financial Center                Vice President and Controller
                                      Minneapolis, MN  55474

Michael R. Woodward                   32 Ellicot St                             Director
                                      Suite 100
                                      Batavia, NY  14020

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of American Express.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income, LLC                                                       Minnesota
     Advisory Capital Partners LLC                                                      Minnesota
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Minnesota
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Company                                                           New York
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express Personal Trust Services, FSB                                      Federal
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency of Wisconsin Inc.              Wisconsin
     American Express Service Corporation                                               Delaware
     American Express Travel Related Services, Inc.                                     New York
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah Inc.                                                  Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware

Item 30. Indemnification

The By-laws of IDS Life Insurance Company of New York provides that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Fund A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31  Principal Underwriter

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

     AXP California Tax-Exempt Trust; AXP Dimensions Series, Inc.; AXP Discovery Series, Inc.; AXP Equity Series, Inc.; AXP Fixed Income Series, Inc.; AXP Global Series, Inc.; AXP Government Income Series, Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP High Yield Tax-Exempt Series, Inc.; AXP Income Series, Inc.; AXP International Series, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP Partners Series, Inc.; AXP Partners International Series, Inc.; AXP Progressive Series, Inc.; AXP Sector Series, Inc.; AXP Selected Series, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Series, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust; American Express Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:

         Name and Principal                 Position and Offices with
         Business Address*                  Underwriter

         Ruediger Adolf                     Senior Vice President

         Gumer C. Alvero                    Vice President - General
                                            Manager Annuities

         Ward D. Armstrong                  Senior Vice President -
                                            Retirement Services and
                                            Asset Management

         Mark J. Babij                      Vice President - Finance

         John M. Baker                      Vice President - Plan
                                            Sponsor Services

         Dudley Barksdale                   Vice President - Service
                                            Development

         Timothy V. Bechtold                Vice President -
                                            Insurance Products

         Arthur H. Berman                   Senior Vice President - Finance

         Walter S. Berman                   Director, Senior Vice President -
                                            and Chief Financial Officer

         Rob Bohli                          Group Vice President -
         10375 Richmond Avenue #600         South Texas
         Houston, TX  77042

         Walter K. Booker                   Group Vice President -
         Suite 200, 3500 Market             New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                  Group Vice President -
         1333 N. California Blvd.,          Northern California
         Suite 200
         Walnut Creek, CA  94596

         Douglas W. Brewers                 Vice President - Sales
                                            Support

         Kenneth J. Ciak                    Vice President and
         IDS Property Casualty              General Manager - IDS
         1400 Lombardi Avenue               Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                   Vice President - Relationship
                                            Leader Retail Distribution Services

         James M. Cracchiolo                Director, Chairman, President and
                                            Chief Executive Officer

         Colleen Curran                     Vice President and
                                            Assistant General Counsel

         Luz Maria Davis                    Vice President -
                                            Communications

         Arthur E. DeLorenzo                Group Vice President -
         4 Atrium Drive, #100               Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino              Group Vice President -
         Suite 500, 8045 Leesburg           Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                     Group Vice President -
         6000 28th Street South East        Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                   Group Vice President -
         Two Datran Center                  Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         William V. Elliot                  Vice President - Financial
                                            Planning and Advice

         Gordon M. Fines                    Vice President - Mutual
                                            Fund Equity Investments

         Brenda H. Fraser                   Executive Vice President -
                                            AEFA Products and Corporate
                                            Marketing

         Peter A. Gallus                    Vice President -
                                            Investment
                                            Administration

         Ray S. Goodner                     Vice President - Senior
                                            Portfolio Manger

         Steve Guida                        Vice President -
                                            New Business and Service

         Teresa A. Hanratty                 Senior Vice President -
         Suites 6&7                         Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                   Vice President -
                                            Insurance Investments

         Janis K. Heaney                    Vice President -
                                            Incentive Management

         Brian M. Heath                     Senior Vice President
         Suite 150                          and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                       Group Vice President -
         319 Southbridge Street             Ohio Valley
         Auburn, MA  01501

         David J. Hockenberry               Group Vice President -
         30 Burton Hills Blvd.              Mid South
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                    Vice President - Third
                                            Party Distribution

         Claire Huang                       Senior Vice President - Retail
                                            Marketing

         Debra A. Hutchinson                Vice President -
                                            Relationship Leader

         Diana R. Iannarone                 Group Vice President -
         3030 N.W. Expressway               Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                 Group Vice President -
                                            Steel Cities

         James M. Jensen                    Vice President -
                                            Advice and
                                            Retail Distribution
                                            Group, Product,
                                            Compensation and Field
                                            Administration

         Greg R. Johnson                    Vice President - Advisory Planning
                                            Anaylsis

         Jody M. Johnson                    Group Vice President -
                                            Twin Cities Metro

         Nancy E. Jones                     Vice President - Business
                                            Development

         William A. Jones                   Vice President - Technologies

         John C. Junek                      Senior Vice President,
                                            General Counsel

         Ora J. Kaine                       Vice President -
                                            Retail Distribution Services
                                            and Chief of Staff

         Michelle M. Keeley                 Senior Vice President -
                                            Fixed Income

         Raymond G. Kelly                   Group Vice President -
         Suite 250                          North Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                    Vice President - Service
                                            Quality

         Mitre Kutanovski                   Group Vice President -
         Suite 680                          Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Lori J. Larson                     Vice President -
                                            Brokerage and Direct
                                            Services

         Daniel E. Laufenberg               Vice President and Chief
                                            U.S. Economist

         Jane W. Lee                        Vice President - New
                                            Business Development and
                                            Marketing

         Catherine M. Libbe                 Vice President - Marketing
                                            & Product Services

         Diane D. Lyngstad                  Vice President - Lead Financial
                                            Officer, U.S. Retail Group

         Tom Mahowald                       Vice President and Director of
                                            Equity Research

         Timothy J. Masek                   Vice President and
                                            Director of Fixed Income
                                            Research

         Penny Mazal                        Vice President - Business
                                            Transformation

         Mark T. McGannon                   Vice President and General
                                            Sales Manager - AEFA Products

         Brian J. McGrane                   Vice President - LFO Finance

         Dean O. McGill                     Group Vice President -
         11835 W. Olympic Blvd              Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                  Vice President - Wrap and Trust
                                            Products

         Timothy S. Meehan                  Secretary

         Paula R. Meyer                     Senior Vice President and
                                            General Manager - Mutual Funds

         Barry J. Murphy                    Executive Vice President -
                                            U.S. Retail Group

         Thomas V. Nicolosi                 Group Vice President -
         Suite 220                          New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell               Group Vice President -
                                            Southern New England

         Francois B. Odouard                Vice President - Brokerage

         Michael J. O'Keefe                 Vice President -
                                            Advisory Business Systems

         Carla P. Pavone                    Vice President -
                                            Strategic Products

         Kris Petersen                      Vice President - SPS and
                                            External Products

         John G. Poole                      Group Vice President -
         Westview Place, #200               Gateway/Springfield
         12323 Olive Blvd.
         Creve Couer, MO  63141


         Larry M. Post                      Group Vice President -
         One Tower Bridge                   New England
         100 Front Street 8th Fl
         West Conshohocken, PA
         19428

         Ronald W. Powell                   Vice President and
                                            Assistant General Counsel

         Teresa J. Rasmussen                Vice President and
                                            Assistant General Counsel

         Ralph D. Richardson III            Group Vice President -
         Suite 800                          Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Daniel J. Rivera                   Vice President - Senior
                                            Portfolio Manager

         ReBecca K. Roloff                  Senior Vice President -
                                            Field Management and
                                            Financial Advisory
                                            Services

         Stephen W. Roszell                 Senior Vice President -
                                            Institutional

         Maximillian G. Roth                Group Vice President -
         Suite 201 S. IDS Ctr               Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                  Group Vice President -
                                            Western Frontier

         Russell L. Scalfano                Group Vice President -
         Suite 201                          Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                   Vice President - Client Development
                                            and Migration

         Peter B. Schofield                 Vice President - Auditing

         Bridget Sperl                      Senior Vice President -
                                            Client Service

         Paul J. Stanislaw                  Group Vice President -
         Suite 1100                         Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                    Vice President -
                                            Marketing Offer
                                            Development

         David K. Stewart                   Vice President - AEFA Controller

         Lois A. Stilwell                   Group Vice President -
         Suite 433                          Greater Minnesota
         9900 East Bren Rd.                 Area/Iowa
         Minnetonka, MN  55343

         Caroline Stockdale                 Senior Vice President - Relationship
                                            Leader of Human Resources

         Jeffrey J. Stremcha                Vice President -
                                            Information Resource
                                            Management/ISD

         John T. Sweeney                    Vice President - Lead Financial
                                            Officer, Products

         Timothy N. Tanner                  Vice President - Technologies

         Craig P. Taucher                   Group Vice President -
         Suite 150                          Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                     Group Vice President -
         Suite 425                          Pacific Northwest
         101 Elliot Avenue West
         Seattle, WA  98119

         William F. Truscott                Senior Vice President -
                                            Chief Investment Officer

         George F. Tsafaridis               Vice President - Quality &
                                            Service Support

         Janet M. Vandenbark                Group Vice President -
         3951 Westerre Parkway, Suite 250   Virginia
         Richmond, VA 23233

         Peter S. Velardi                   Senior Vice President -
                                            Field Management

         Charles F. Wachendorfer            Group Vice President -
         Suite 100                          Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Andrew O. Washburn                 Vice President -
                                            Mutual Fund Marketing

         Donald F. Weaver                   Group Vice President -
         3500 Market Street,                Eastern Pennsylvania/
         Suite 200                          Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                     Vice President and
                                            Chief Compliance Officer

         William J. Williams                Senior Vice President -
                                            Field Management

         Dianne Wilson                      Vice President - Insurance
                                            Operations

         Michael D. Wolf                    Vice President - Senior
                                            Portfolio Manager

         Michael R. Woodward                Senior Vice President -
         32 Ellicott St                     Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                  Vice President -
                                            Brokerage Marketing

         David L. Yowan                     Vice President and
         40 Wall Street                     Treasurer
         19th Floor
         New York, NY  10004

         Rande L. Zellers                   Group Vice President -
         1 Galleria Blvd., Suite 1900       Delta States
         Metairie, LA  70001

* Business address is 70100 AXP Financial Center, Minneapolis, MN unless otherwise noted.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor (IDS Life Insurance Company of New York) at 20 Madison Avenue Extension, Albany, NY 12203.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 28th day of February, 2003.


                         IDS Life of New York Account 8
                         -----------------------------------------------------
                                           (Registrant)

                         By IDS Life Insurance Company of New York
                         -----------------------------------------
                                           (Sponsor)

                         By /s/   Timothy V. Bechtold*
                         -----------------------------------------------------
                                  Timothy V. Bechtold
                                  Director, President and Chief Executive
                                  Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of February, 2003:

Signature                                Title

/s/  Timothy V. Bechtold*              Director, President and Chief
------------------------------------   Executive Officer
     Timothy V. Bechtold

/s/  Gumer C. Alvero*                  Director and Vice President - Annuities
------------------------------------
     Gumer C. Alvero

/s/  Maureen A. Buckley*               Director, Vice President, Chief Operating
------------------------------------   Officer, Consumer Affairs Officer and
     Maureen A. Buckley                Claims Officer

                                       Director
------------------------------------
     Rodney P. Burwell

/s/  Robert R. Grew*                   Director
------------------------------------
     Robert R. Grew

/s/  Carol A. Holton*                  Director
------------------------------------
     Carol A. Holton

/s/  Jean B. Keffeler*                 Director
------------------------------------
     Jean B. Keffeler

/s/  Eric L. Marhoun*                  Director, General Counsel and Secretary
------------------------------------
     Eric L. Marhoun

/s/  Thomas R. McBurney*               Director
------------------------------------
     Thomas R. McBurney

/s/  Edward J. Muhl*                   Director
------------------------------------
     Edward J. Muhl

/s/  Thomas V. Nicolosi*               Director
------------------------------------
     Thomas V. Nicolosi

/s/  Stephen P. Norman*                Director
------------------------------------
     Stephen P. Norman

/s/  Richard M. Starr*                 Director
------------------------------------
     Richard M. Starr

/s/  Philip C. Wentzel*                Vice President and Controller
------------------------------------
     Philip C. Wentzel

/s/  Michael R. Woodward*              Director
------------------------------------
     Michael R. Woodward


 * Signed pursuant to Power of Attorney dated April 25, 2001, filed electronically as Exhibit 9 is incorporated by reference.

By:




/s/ Mary Ellyn Minenko
---------------------------------
    Mary Ellyn Minenko
    Counsel